                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

/X/  Preliminary Information Statement          / /  Confidential, for Use of the Commission
/ /  Definitive Information Statement                Only (as permitted by Rule 14c-5(d)(2))


                        REAL ESTATE INCOME PARTNERS III
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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     / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                         Real Estate Income Partners III
                                27611 La Paz Road
                      Laguna Niguel, California 92627-0009


                              INFORMATION STATEMENT

                                 _________, 1997



                                  INTRODUCTION

         This Information Statement is furnished by Birtcher/Liquidity Properties, the general partner (the "General Partner") of Real Estate Income Partners III, a Delaware limited partnership (the "Partnership"), in connection with the Partnership's solicitation of consents from the Partnership's limited partners (the "Limited Partners") to dissolve the Partnership and sell and liquidate all of its remaining properties (collectively, the "Dissolution"). If the Dissolution is consented to by a majority in interest of the Limited Partners as described herein, the Partnership's remaining properties will be sold and liquidated as soon as is practicable, consistent with obtaining reasonable value for the properties, and the net proceeds will be distributed to the Limited Partners. For the reasons discussed below, the General Partner recommends that the Limited Partners consent to the Dissolution.

         This Information Statement, and the enclosed consent form ("Consent"), are first being mailed to the Limited Partners on or about __________, 1997.


                                       1.

                           DESCRIPTION OF DISSOLUTION

BACKGROUND AND REASONS FOR DISSOLUTION

         The Partnership was organized in 1986 for the purpose of acquiring, operating and ultimately selling or disposing of its properties. The Partnership's original investment objectives contemplated that the properties would be held for at least five years, with decisions about the timing of eventual property sales or other dispositions to be left to the General Partner's discretion based on the anticipated economic benefits of continued ownership and other factors. Subsequent changes in the federal tax laws, however, made real estate less attractive to many previously active purchasers, including REITs and pension funds, and lenders such as savings and loans, commercial banks and insurance companies. As a result, the amount of capital investment in real estate began to decline sharply in 1988. Overbuilding in many markets, the general recessionary economy in the United States throughout 1990 and 1991 and subsequent corporate downsizing further contributed to the imbalance of supply and demand for commercial and industrial properties. In addition, rapid expansion of new retail formats such as discounters and "category-killers" depressed the value of neighborhood retail shopping centers. The combined effect of these factors resulted in significant reductions in real estate values in many geographic areas.

         Instead of selling the Partnership's properties at what appeared to be the bottom of the market, in May 1993, the General Partner solicited the Limited Partners' consent (the "1993 Solicitation") to a series of amendments to the Partnership's Amended and Restated Partnership Agreement (the "Partnership Agreement") as part of a comprehensive proposal to prepare the Partnership's properties for sale based on the General Partner's expectations regarding possible

                                       2.

improvements in market conditions. The 1993 Solicitation, which was approved by the Limited Partners, mandated that the General Partner seek a vote of the Limited Partners regarding the liquidation of the Partnership in the event that properties representing at least one-half of the aggregate appraised values of all Partnership properties as of January 1, 1993 were not sold (or under contract for sale) by the end of 1996. The General Partner agreed that, in conjunction with the vote, it would provide an analysis and recommendation regarding the advisability of liquidating the Partnership.

         Since the adoption of the 1993 Solicitation, the Partnership has sold Flaircentre in El Monte, California and NorthTech in Gaithersburg, Maryland. These two transactions fulfill the mandate of the 1993 Solicitation. The Partnership continues to own three other properties and its interest in the joint venture that owns Cooper Village, as shown in the table on Page 14.

         At the time of the 1993 Solicitation, the General Partner believed that local conditions in the markets in which the Partnership's properties are located could be expected to improve sufficiently to sell a substantial portion of the properties in the ensuing three years. Since the adoption of the 1993 Solicitation, the General Partner has considered several preliminary indications of interest from third parties to acquire some or all of the Partnership's properties. Apart from the recent sales of Flaircentre and NorthTech, however, these transactions never materialized, primarily because the General Partner rejected as too low the valuations of the Partnership's properties proposed by the potential purchasers. The General Partner believes that the low valuations stemmed primarily from the scarcity of institutional buyers, ongoing liquidations by the Resolution Trust Corporation of the property portfolios of failed savings and loans and thrift institutions, which contributed to an oversupply of properties

                                       3.

in certain markets, and differing expectations regarding the recovery from generally weak economic conditions in the markets in which the properties are located.

         Currently, occupancy and rental rates appear to be stabilizing or improving. Moreover, institutional money has begun to flow back into real estate investments as pension funds and real estate investment trusts have become more active buyers. In the General Partner's view, the Dissolution is warranted by the current, more favorable environment and the mandate of the 1993 Solicitation that the General Partner consider a liquidation of the Partnership at this time. The General Partner also is mindful that the Partnership has continued well beyond the period anticipated by its original investment objectives, and it does not foresee any significant short-term, inflationary increases in real estate prices generally, or in the values of the Partnership's properties, in particular, that might justify postponing the Dissolution.

         For the foregoing reasons, the General Partner believes that it is in the best interests of the Partnership and the Limited Partners to dissolve the Partnership and seek to sell and liquidate the remaining Partnership properties and wind up the Partnership. In the meantime, the Partnership would continue to operate largely as it has in the past and to make quarterly distributions to the Limited Partners as cash flow permits. Attached as Exhibit A to this Information Statement is a schedule showing the historical distributions to the Limited Partners.

EFFECTS OF THE DISSOLUTION

         The Dissolution does not alter the Partnership's original investment objectives or change the voting or economic rights of the Limited Partners. Under the Delaware Revised Uniform Limited Partnership Act, a limited partnership may be dissolved at the time or upon the

                                       4.

happening of events specified in its partnership agreement. The Partnership Agreement provides that the Partnership shall be dissolved upon the vote or written consent of Limited Partners who own a majority in interest of the outstanding limited partner interests ("Interests") in the Partnership. Under the terms of the Partnership Agreement and applicable law, upon dissolution of the Partnership the General Partner is to take full account of the Partnership's assets and liabilities, liquidate the Partnership's remaining assets and apply and distribute the liquidation proceeds in the order specified in the Partnership Agreement. See "Liquidation and Winding Up" below. During the winding up process, the Partnership's legal existence would continue solely for purposes relating to the liquidation and winding up.

         Neither the Partnership Agreement nor Delaware law provides for a specified period of time for completing the liquidation and winding up of the Partnership. If the Dissolution is consented to by the requisite number of Limited Partners, the General Partner would be authorized and directed to gradually settle and close the Partnership's business and dispose of and convey the Partnership's property as soon as practicable, consistent with obtaining reasonable value for the properties. In so doing, the General Partner would continue to have broad discretion to manage the business and affairs of the Partnership and the winding up process and to determine the timing, terms and conditions of property sales and other dispositions. Upon the dissolution and completion of winding up process, the Partnership will file a certificate of cancellation with the Delaware Office of the Secretary of State and will be terminated. There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Dissolution.

         On June 4, 1996, the Partnership sold Flaircentre for $2,300,000. It had been appraised as of January 1, 1996 at a value of $2,200,000. The Partnership realized

                                       5.

approximately $2,159,000 from the sale, all of which was distributed to the limited partners in June 1996. The General Partner did not receive a property disposition fee or other compensation or distribution in connection with the sale of Flaircentre.

         On January 24, 1997, the Partnership sold NorthTech for $13,600,000.
It had been appraised as of January 1, 1996 at a value of $14,700,000.
Since the last appraisal, a tenant that occupies approximately 50% of the property had sold off a portion of its business and restructured the balance, defaulted on its lease and announced its intention to vacate the property at the expiration of its lease term in 1999 unless its lease payments were reduced substantially. The likelihood that in the near future the owner of NorthTech will be faced with reduced revenues and demands for capital and tenant improvements, and the uncertain financial status of the incumbent tenant, reduced the market value of the property.

         The Partnership realized approximately $13,079,000 from the sale of NorthTech, after accounting for closing costs and prorations of approximately $521,000. The purchaser of NorthTech has for three years had a preexisting relationship with an affiliate of Birtcher Investors, pursuant to which the purchaser had contracted with Birtcher to locate, acquire and manage real property for the purchaser's account. No broker will be paid a commission as part of the transaction. Since the sale price exceeds the January 1, 1993 appraised value ($12,900,000), pursuant to the 1993 Solicitation the General Partner has earned and will be paid a Property Disposition Fee of approximately $340,000 in connection with the sale. The purchaser paid a net investment advisory fee of $52,350 to the affiliate of Birtcher Investors and has retained Birtcher Property Services to manage the property.

        The Partnership will distribute proceeds of the sale of NorthTech to the limited partners on February 28, 1997, together with the Partnership's normal quarterly distribution. After paying the Property Disposition Fee and holding back approximately $1,000,000 to replenish and increase the Partnership's reserves, the General Partner currently estimates that the Partnership will distribute approximately $11,700,000 to the limited partners, or approximately $184 per $1,000 investment.

        The large reserve fund is prudent because after the sale of Flaircentre and NorthTech, the Partnership's asset base is effectively half its former size. The Partnership's remaining assets will generate less cash flow, necessitating a larger reserve fund to cover potential emergencies or demands for capital expenditures. Future distributions to limited partners of net cash from operations will also be reduced.


                                       6.

         There can be no assurance as to the prices at which the Partnership's remaining properties can be sold or disposed of, or as to the amount of net proceeds that will be available for distribution to the Limited Partners. The aggregate appraised value of the Partnership's remaining properties as of January 1, 1996 was approximately $16,995,000 as reflected in the table on page
14. The appraisals of the properties are a year old, however, and current appraised values may differ. (The properties are in the process of being appraised as part of the usual annual appraisal process. The results of these appraisals will be reported in the Partnership's annual report, which will be mailed to you at the end of April 1997.) Further, sales prices may differ from appraised values because of several factors, including the leasing and operating status of each property and local market conditions. If the Dissolution is consented to by the Limited Partners, among the strategies the General Partner will consider to accomplish the Dissolution is a sale of the Partnership's portfolio in a single transaction, or a sale of some or all of the Partnership's properties in a "package" with properties of affiliated partnerships. Such sales would most likely result in a lower aggregate sale price, but more rapid distribution of Dissolution Proceeds to the Limited Partners, as compared to a series of individual property sale transactions.

         Although there have not been a significant number of comparable sales within the last twelve months, based on recent offers, input from commercial real estate brokers in the local markets, and other indications of interest from third parties, and on the appraised value of the Partnership's remaining properties, the General Partner anticipates that the properties could be sold for an aggregate price ranging from approximately $14,300,000 to $17,250,000, depending upon, among other things, whether the properties are sold quickly as a portfolio to a single purchaser or if the properties are sold individually or in groups of assets over a more extended period of months or years. Assuming, for purposes of illustration, that the remaining properties

                                       7.

were sold all at once for an aggregate price equal to their appraised value as of January 1, 1996, the General Partner believes that approximately $16,060,000 (the "Dissolution Proceeds") of such amount would be available for distribution after deducting estimated fees and expenses of the sale, which currently are anticipated to total approximately $935,000 (the "Selling Expenses"). The estimated Dissolution Proceeds do not take into account any operating expenses or any net income or net loss of the Partnership for any period prior to the time the remaining properties are sold, which could affect the amount of Dissolution Proceeds actually available for distribution to the Limited Partners.

         The Dissolution Proceeds would be distributed to the Limited Partners. Assuming Dissolution Proceeds of $16,060,000, for each $1,000 invested in the Partnership, the Limited Partners would receive out of the Dissolution Proceeds approximately $250 (the "Distribution Per Interest"). When added together with the proceed that will be distributed from the sale of NorthTech, this compares favorably to recent prices at which Interests have traded in the limited secondary market for the Interests and to prices offered in recent third-party tender offers for Interests. Certain information regarding these prices is attached as Exhibit B to this Information Statement. Assuming the Selling Expenses remain fixed, and without giving effect to any operating expenses or net income or net loss of the Partnership for any period prior to the sale of the remaining properties, each such $1,000 investment by the Limited Partners would entitle the Limited Partner to receive Dissolution Proceeds of approximately $16 more or less than the Distribution Per Interest for each $1,000,000 increment that actual Dissolution Proceeds exceed or are less than $16,060,000. See "Interest of the General Partner in the Dissolution" below.

         The foregoing estimates are presented for the Limited Partners' reference only and should not be relied upon in determining whether to consent to the Dissolution. The estimates are based

                                       8.

on a variety of assumptions relating to the remaining properties, general business and economic conditions and other matters, which are subject to significant uncertainties and contingencies, many of which are beyond the Partnership's control. Such estimates are inherently imprecise and there can be no assurance that they will be realized. They also do not give effect to the operating expenses or net income or net loss of the Partnership for any period prior to the time the remaining properties are sold, which could affect the amount of Dissolution Proceeds available for distribution. For these reasons, the actual proceeds to be received by the Limited Partners are likely to vary materially from the Distribution Per Unit, and may be substantially less.

         The timing of the Limited Partners' receipt of any Dissolution Proceeds will depend on when a sale or other disposition of the Partnership's properties can be completed, which cannot be predicted. As has been true in the past, the timing and manner (e.g., bulk-sale versus individual property sales) of any sales of properties will be determined by the General Partner in its discretion, based on its assessment of the benefits to the Limited Partners of holding the properties versus an immediate sale, including the availability of prospective buyers as well as other factors. There is no current agreement or understanding to sell or dispose of any property, and there can be no assurance as to when any or all of the remaining Partnership properties can be sold or disposed of or when any Dissolution Proceeds will actually be distributed. The General Partner will endeavor to distribute funds as expeditiously as possible after any sale.

LIQUIDATION AND WINDING UP

         Pursuant to the Partnership Agreement, if the Dissolution is consented to by the requisite number of Limited Partners, the General Partner is to take full account of the Partnership's assets

                                       9.

and liabilities, liquidate the Partnership's assets and discharge or make adequate provision for the liabilities of the Partnership in the following order:

         (a) First, to creditors, including partners to the extent permitted by law, in satisfaction of liabilities of the Partnership other than liabilities for distribution to partners;

         (b) Second, to discharge or make adequate provision for all Partnership liabilities for distributions to partners and former partners; and

         (c) After all such liabilities have been either discharged or adequately provided for, to the partners, in proportion to their "Adjusted Capital Accounts" (as defined in the Partnership Agreement), after giving effect to all contributions and distributions and reallocations for all periods, including the period during which such distribution occurs.

         It is not anticipated that the General Partner will receive any of the proceeds from the Dissolution. The General Partner is not aware of any liabilities or obligations of the Partnership, contingent or otherwise, except as set forth on the Partnership's balance sheet included as part of its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 (a copy of which accompanies this Information Statement and is incorporated herein by reference) and liabilities and obligations incurred since September 30, 1996 in the ordinary course of the Partnership's business.


                                       10.

         Upon approval of the Dissolution, the General Partner will use its best efforts to accomplish a sale or other disposition of the Partnership's remaining properties upon terms and conditions which the General Partner deems consistent with obtaining fair value for the properties. Although none of the terms of the sale of the Partnership's remaining properties can be determined at present, the General Partner currently intends not to sell or dispose of the remaining properties except for cash or cash equivalents. If necessary or appropriate, however, the Partnership may extend seller financing in connection with the sale of one or more properties in the form of secured promissory notes from the buyers. Market conditions permitting, the General Partner would seek to complete the liquidation (including the establishment of a liquidating trust to distribute the proceeds of any promissory notes received from buyers) within a reasonable period of time; however, there will be no specified period of time for completing the winding up process.

CERTAIN CONSIDERATIONS

         The General Partner cannot predict when any of the Partnership's properties can be sold or disposed of, or when the eventual liquidation will occur, nor can the General Partner estimate the amount of Proceeds that will be available to distribute to the Limited Partners upon the sale or other disposition of the Partnership's remaining properties and completion of the liquidation. Moreover, there can be no assurance that the properties will be sold or disposed of at a price equal to their appraised value or that the value of the properties will not increase after they are sold or disposed of by the Partnership.

         In considering whether to approve the Dissolution, the Limited Partners should bear in mind that the General Partner has broad discretion to manage the business and affairs of the

                                       11.

Partnership. If the Dissolution is not adopted, the General Partner intends to continue to manage the Partnership and its properties substantially as they are currently being managed and to continue to entertain and consider indications of interest from third parties to acquire all or a portion of the Partnership's properties. There can be no assurance that the Dissolution will result in greater returns to the Limited Partners than a continuation of the Partnership and eventual sale or disposition of its properties at a later time.

         The General Partner currently receives an annual asset management fee from the Partnership equal to 0.75% of the aggregate appraised value of the Partnership's properties. As mandated by the 1993 Solicitation, the fee will be reduced by 10 "basis" points (e.g., from 0.75% to 0.65%) beginning January 1, 1997 and for each year thereafter until the liquidation of the remaining properties is completed.

         In seeking to sell or dispose of the Partnership's remaining properties if the Dissolution is approved, the General Partner does not intend to place any restrictions on indications of interest it may solicit from third parties in connection with the Dissolution. The Limited Partners are advised in this regard that, because of the General Partner's long-standing experience with the Partnership properties, transactions may be structured that provide that the General Partner or its affiliates agree to continue managing the Partnership's properties following their sale, to make or retain an investment interest in the properties, or otherwise to participate or be involved in a transaction entered into pursuant to the Dissolution.

         If the Limited Partners consent to the Dissolution, they also will be deemed to have consented to any transaction that may be undertaken to accomplish the liquidation and winding up of the Partnership and will not be entitled to approve or disapprove of any such transaction,

                                       12.

including transactions which may involve the General Partner's participation or involvement. However, a "Reorganization Transaction" (as defined in the Partnership Agreement) sponsored by the General Partner or its affiliates would continue to require approval of 80% in interest of the Limited Partners. There is no current agreement or understanding with respect to any Reorganization Transaction.

         Neither Delaware law nor the Partnership Agreement provides the Limited Partners with any right to dissent from, or seek an independent appraisal of, the value of the Partnership or its assets. Thus, the Limited Partners will be bound to accept the consideration upon the sale of the Partnership's properties if the Dissolution is consented to by the Limited Partners.

RECOMMENDATION OF THE GENERAL PARTNER

THE GENERAL PARTNER BELIEVES THAT THE DISSOLUTION IS IN THE BEST INTERESTS OF THE LIMITED PARTNERS AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE "FOR" AND CONSENT TO THE DISSOLUTION.



                                       13.

                             PARTNERSHIP PROPERTIES

         The following table sets forth certain information with respect to the Partnership's remaining properties:

                                                                                            Appraised
                                Gross Leasable                 Percentage Leased              Value
     Property                   Area (Sq. Ft.)            9/30/96            9/30/95          1/1/96
-------------------------   ---------------------   -----------------  -----------------   ------------
Cooper Village Shopping                                     80%               95%           $2,705,000
Center (1)                         43,433
Mesa, AZ
Creek Edge                         76,297                  100%               79%            3,800,000
Eden Prairie, MN
The Forum                          73,166                   88%               95%            4,760,000
Wauwatosa, WI
Martinazzi Square                  50,836                   96%               96%            5,730,000
                                ---------                -----             -----            ----------
Tualatin, OR
Total                             243,702                   92%               90%           $16,995,00
                                =========                =====             =====            ==========


Note 1: Cooper Village Shopping Center's totals represent the Partnership's 42% interest in square footage and appraised value. The property lost one of its anchor tenants in April 1995, when The Boston Stores went bankrupt and vacated its 16,800 square foot space.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         As stated above, if the Dissolution is consented to by the Limited Partners, the General Partner will seek to sell and liquidate the Partnership's remaining properties and distribute the proceeds to Limited Partners after payment of certain expenses and priority items as described above under "Description of Dissolution - Liquidation and Winding Up." Such sale and distribution will result in certain federal income tax consequences described below. Section references below are to the Internal Revenue Code of 1986, as amended (the "Code").

IN GENERAL

         As long as the Partnership is treated as a partnership for federal income tax purposes, it will not be subject to federal income tax. Rather, each Limited Partner and the General Partner is required to report on his or her own federal income tax return its share of the Partnership items of income, gain, loss, deduction and credit, including amounts realized on the sale of the Partnership's properties. Accordingly, each Limited Partner may be subject to tax on its distributive share of Partnership income regardless of whether the Limited Partner receives any cash distribution. Each Limited Partner's basis in its Interest is increased by the amount by

                                       14.

which the Limited Partner's distributable share of income exceeds any distributions made or deemed to be made (e.g., as a result of the reduction of his or her share of partnership liability) to it during such year.

LOSS OR GAIN FROM SALE OF PARTNERSHIP PROPERTY

         Partnership real property and depreciable property used in the Partnership's business (which is not held for sale to customers in the ordinary course of business) and held more than one year is "section 1231 property." Losses realized by the Partnership from the sale of section 1231 property generally will constitute "passive activity losses" with respect to a Limited Partner, other than certain Limited Partners eligible to treat all of their rental real estate activities as a single activity. Passive activity losses generally can only offset passive activity income; however, upon completion of the liquidation of the Partnership if the Dissolution is consented to by the Limited Partners, the Limited Partner's share of any losses from the Partnership previously suspended pursuant to the passive activity loss rules may be used, first, to offset the gain, if any, realized as a result of the liquidation and, then, to offset certain taxable income from other sources.

         If realized, any gain will be "section 1231 gain" except as to depreciation subject to recapture under section 1245 of the Code and rent recapture under section 467 of the Code. A Limited Partner's share of any section 1231 gain from the Partnership in any year will first offset any current passive activity losses and suspended passive activity losses from the Partnership and other passive activities of the Limited Partner; any excess will be combined with any other section 1231 gains or losses (exclusive of passive activity losses) incurred by the Limited Partner from such Limited Partner's other investments. Since the Partnership's properties were originally

                                       15.

acquired without the use of mortgage loans or other leverage for prices that substantially exceeded their most recent appraised values, it is anticipated that any section 1231 gain realized from the sale of a single Partnership property will be offset by losses realized from the sale of other Partnership properties. If the section 1231 gains exceed the section 1231 losses, such net gains will be treated as long-term capital gains. However, a Limited Partner's net section 1231 gains will be treated as ordinary income (rather than capital gain) to the extent of such taxpayer's net section 1231 losses within the preceding five years.

         The distribution of cash to a Limited Partner pursuant to the Dissolution may give rise to taxable loss (or gain), with the amount of taxable loss (or gain) realized equal to the difference between (i) the amount of cash received plus such Limited Partner's share of any reduction of Partnership liabilities and (ii) the tax basis of its Interest.

         Loss (or gain) realized on the liquidation will be treated as capital loss (or gain), and will be long-term if the Limited Partner has held its Interest for more than one year when the liquidation of the Partnership is consummated. Capital losses generally are deductible only to the extent of capital gains plus, in the case of a non-corporate Limited Partner, up to $3,000 of ordinary income. Capital losses realized upon the liquidation may be utilized to offset capital gains from other sources and may be carried forward, subject to applicable limitations.

         The foregoing is a summary only, and special considerations may be applicable to particular types of Limited Partners. Each Limited Partner is advised to consult its own tax advisor regarding the specific tax consequences of the Dissolution, under the federal income tax laws, as well applicable state, local, foreign or other tax laws not discussed herein.


                                       16.

                    CONSENT REQUIREMENTS AND WRITTEN CONSENTS

RECORD DATE

         The General Partner has fixed 5:00 P.M. Eastern Time on __________, 199__, three days before the date this Information Statement is first being mailed to the Limited Partners, as the record date (the "Record Date") for determining the Limited Partners entitled to notice of and to act on the Dissolution. As of the close of business on the Record Date, the General Partner anticipates that there will be approximately __________ Limited Partners of record.

COMPLETION OF CONSENTS; DEADLINE FOR CONSENTING

         A form of written consent (the "Consent") accompanies this Information Statement. Under the terms of the Partnership Agreement, the deadline for consenting may not be less than 10 nor more than 50 days following the mailing to the Limited Partners. EACH LIMITED PARTNER IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE CONSENT BY NOT LATER THAN _____________, 1997 (THE "CONSENT DEADLINE"), WHICH IS THE DATE 40 DAYS FOLLOWING THE MAILING OF THIS INFORMATION STATEMENT. A postage-paid, pre-addressed envelope has been provided for the Limited Partners' convenience in returning Consents. Completed Consents should be returned as soon as possible to The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201. Limited Partners may also return their Consents to the General Partner, c/o The Herman Group, Inc. via facsimile at 214-991-9393; Attention: Birtcher Partnerships. Consents may be marked either "FOR," "AGAINST," or "ABSTAIN" with respect to the Dissolution. If a Limited Partner fails to return a Consent, or returns a Consent marked "ABSTAIN," it will have the same effect as a disapproval of the Dissolution. If a Consent is returned signed, but not

                                       17.

marked "AGAINST" or "ABSTAIN," the Limited Partner will be deemed to have consented to the Dissolution. THE GENERAL PARTNER RECOMMENDS THAT THE LIMITED PARTNERS VOTE "FOR" AND CONSENT TO THE DISSOLUTION.

APPROVAL OF DISSOLUTION

         The Dissolution will be approved if consented to by the Consent Deadline by a majority in interest of the Limited Partners as determined based upon the Partnership's total original "Invested Capital" (as defined in the Partnership Agreement) of $63,533,914.

REVOCATION OF CONSENTS

         A Consent may be revoked by a Limited Partner by delivery to the General Partner of a subsequent writing revoking the Consent. The writing must bear a later date than the previously executed Consent and must be signed by the Limited Partner. To be effective, any such revocation must be received by The Herman Group, Inc. or the General Partner, as described above, on or before the Consent Deadline or such earlier date as of which the Dissolution shall have been consented to by the requisite number of Limited Partners.

EXPENSES OF SOLICITATION

         The Partnership will bear all expenses of the solicitation of Consents, whether or not the Dissolution is approved. After this Information Statement is mailed to the Limited Partners, Consents may be solicited by means of the mails, facsimile transmissions, telephone or telegraph by the General Partner and its general partners, as well as by their respective partners, regular

                                       18.

employees and affiliates, none of whom will receive any special or additional compensation for their services. The Partnership has retained The Herman Group, Inc., an independent solicitation firm, to aid in the solicitation of Consents. The cost to the Partnership of doing so is currently estimated to be $124,000.

         The General Partner will request brokers, nominees and other fiduciaries and custodians who hold Interests in their names to furnish this Information Statement and any accompanying materials to the beneficial owners of such Interests. The Partnership will reimburse such persons, if requested, for their reasonable fees and expenses incurred in complying with this request.

IF YOU ARE A LIMITED PARTNER ON THE RECORD DATE, YOU ARE RESPECTFULLY REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING CONSENT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE, BUT IN ANY EVENT PRIOR TO THE CONSENT DEADLINE.

               INTEREST OF THE GENERAL PARTNER IN THE DISSOLUTION

GENERAL

         Under subsection 9.1.8 of the Partnership Agreement, the General Partner and its affiliates are entitled to a property disposition fee for real estate brokerage services rendered in connection with the sale or disposition of the Partnership's properties, including any sales or dispositions during the liquidation and winding up of the Partnership following the Dissolution. The fee is to be equal to 50% of the competitive real estate brokerage commission that would be charged by unaffiliated third parties providing comparable services in the area in which the

                                       19.

property is located, but in no event more than 3% of the gross sale price of a property, and is to be reduced by the amount by which any brokerage or similar commissions paid to any unaffiliated third parties in connection with the sale of the property exceed 3% of the gross sale price. The fee is not payable, however, unless and to the extent that the sale price of the property in question, net of any other brokerage commissions (but not other costs of sale), exceeds the appraised value of the property as of January 1, 1993.

DISSOLUTION PROCEEDS

         Subject to the payment of certain expenses and priority items as described above under "Description of Dissolution - Liquidation and Winding Up," the General Partner would be entitled to receive 1% of the net proceeds available for distribution to the Partners resulting from sales or other dispositions of the Partnership's remaining properties pursuant to the Dissolution. However, if the Partnership's properties are sold for an aggregate price within the anticipated range, the General Partner will not receive any of the sales proceeds. If the Dissolution were not consented to, it is unlikely that the General Partner would receive any portion of the proceeds from future sales of the Partnership's properties in the ordinary course of its business.

POTENTIAL CONFLICT OF INTEREST

         LF Special Fund I, L.P. ("Liquidity Fund I") one of the general partners of the General Partner, owes a fiduciary duty to the Limited Partners of the Partnership. The general partner of Liquidity Fund I also owes a fiduciary duty to the third parties who invested in Liquidity Fund I as its limited partners. These relationships may create a conflict of interest in connection

                                       20.

with Liquidity Fund I's evaluation and recommendation of the Dissolution. See "Management."

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         According to information available from the Partnership's transfer agent and public records, as of the date of this Information Statement, no person or entity owned beneficially 5% or more of the outstanding Interests. The Partnership has not issued any options, warrants or other rights to purchase securities of the Partnership, nor has the General Partner loaned money to the Partnership.

         As a partnership, the Partnership has neither officers nor directors. Moreover, as of December 31, 1996, neither the General Partner nor its partners, or the partners, directors or officers of its partners, owned beneficially any Interests. Although certain family members of the partners of the General Partner hold Interests, such Interests in the aggregate represent less than 1% of all Interests outstanding.

                                   MANAGEMENT

         The Partnership is a limited partnership and, as such, has no executive officers or directors. The General Partner of the Partnership is Birtcher/Liquidity Properties, a California general partnership, of which Birtcher Investors, a California limited partnership, and Equity Properties, Inc. ("Equity"), a wholly owned subsidiary of Damson Oil Corporation, were the original general partners.


                                       21.

         In December 1989, LF Special Fund I, L.P., an affiliate of Liquidity Financial Group, L.P., purchased all of Equity's economic interest in the General Partner and on December 31, 1992 was substituted as a general partner of the General Partner. Under the terms of the General Partner's partnership agreement, Birtcher Investors remains responsible for the day-to-day management of the Partnership's assets.

         The following sets forth certain biographical information with respect to the respective general partners and officers of Birtcher Investors and Liquidity Fund I:

BIRTCHER PARTNERS

         Arthur B. Birtcher. Mr. Birtcher, age 57, is a member of the Board of Directors of Birtcher Enterprises. Since 1961, he has been active in the management of all Birtcher-affiliated real estate companies (collectively, "The Birtcher Organization") and has been primarily responsible for the financial and legal administration of The Birtcher Organization's real estate projects as well as the organization and administration of its regional offices nationwide. He is active in the management of a diversified portfolio of real estate across the United States, with his brother, Ronald E. Birtcher. In 1996, The Birtcher Organization maintained a network of ten domestic regional offices in eight states. Often recognized for his many achievements, Mr. Birtcher was named Developer of the Year by NAIOP in 1989 and was voted Real Estate Man of the Year in 1985 by the Real Estate and Construction division of the Anti-Defamation League of B'nai B'rith. His numerous professional and community affiliations include: Board of Trustees positions with University of San Diego and Mount St. Mary's College; American Business Conference; U.S. Papal Foundation; Mission Hospital Regional Medical Center; Policy Advisory Board of the Center for Real Estate and Urban Economics for the University of California,

                                       22.

Berkeley; International Business Advisors for the University of San Diego; Orange County United Way; and, O.P.T.I.M.A. Prevention and Treatment Integrated Medical Assistance. Mr. Birtcher is also chairman of the board for the South County Community Clinic and the Mission San Juan Capistrano Restoration Fund; a member of the National Society of Real Estate Finance; a Land Board and Construction Board member of the Catholic Diocese of Orange County; a member of the Equestrian Order of the Knights of the Holy Sepulcher; and, a member of the Order of the Knights of Malta, where he is designated a steward of St. Peter. In addition, he is a leader in gang intervention programs that deal with emergency and long-term prevention in South Orange County. Mr. Birtcher is a graduate of Claremont Men's College and holds a bachelor of arts degree in business economics. He also is a general partner of affiliated partnerships which serve as the general partner of Damson/Birtcher Realty Income Fund-I and Damson/Birtcher Realty Income Fund-II, both of which are public partnerships.

         Ronald E. Birtcher. Mr. Birtcher, age 65, is a member of the Board of Directors of Birtcher Enterprises. Since 1967, Mr. Birtcher has been active in the management of all of the Birtcher real estate companies, and is primarily responsible for evaluating proposed real estate development projects, which encompasses architectural design, construction, market research, lease negotiation and sales. He joined The Birtcher Organization in 1951 to engage in the real estate development business with his father, Fayette E. Birtcher, who founded the family business in 1939. He is active in the management of a diversified portfolio of real estate nationwide, with his brother, Arthur B. Birtcher. Mr. Birtcher holds a bachelor of arts degree in business administration from the University of Arizona. His many accolades include: election to Lambda Alpha, an honorary land economics society; Developer of the Year awarded by the NAIOP in 1989; the Medal of Honor from the Building Industry Association (the association's highest award); the Entrepreneur of the Year awarded in 1991 by the United States-Mexico Foundation;

                                       23.

and, the 1994 Sumigarden Award presented at the annual UCI Real Estate Conference. Mr. Birtcher's professional affiliations include membership in the National Association of Industrial and Office Parks; he serves as a board member for a number of community organizations such as the Wellness Clinic and Coachella Valley Tomorrow (Palm Springs area economic development council); and, he is Chairman of the Advisory Board to the University of California, Irvine, Graduate School of Management in Real Estate. In addition, Mr. Birtcher has been the director and past president of the YMCA Camping Association of Orange County, past president and elder of the San Juan Capistrano Presbyterian Church, and past chairman of the Orange County Sheriff's Association. Mr. Birtcher is also a general partner of affiliated partnerships which serve as the general partner of Damson/Birtcher Realty Income Fund-I and Damson/Birtcher Realty Income Fund-II, both of which are public partnerships.

         Robert M. Anderson. Mr. Anderson, age 38, is Co-chairman of the Board of Directors of Birtcher Enterprises and President of Birtcher Property Services. A member of The Birtcher Organization since 1988, he is responsible for the operation and management of over six million square feet of real estate for the Birtcher family and a variety of clients including various public institutions, private institutions, and private individuals. He oversees all third-party real estate services activity including asset management, property management, property acquisitions and property dispositions. Mr. Anderson heads up the day-to-day management team responsible for the Partnership's properties. Prior to joining The Birtcher Organization, he worked at the Irvine Company, a Newport Beach, California based land owner and real estate developer, where he was responsible for project finance and capital markets activity. He is also active in a variety of real estate industry groups and charitable organizations. Mr. Anderson received a bachelor of arts degrees in Economics and Accounting from Augustana College and holds a masters in

                                       24.

business administration from Harvard Business School. Mr. Anderson is the son-in-law of Mr. Arthur B. Birtcher.

         Michael S. Buzar. Mr. Buzar, age 44, has been involved in the sale, leasing, management and marketing of commercial real estate since 1978. He joined The Birtcher Organization as a senior vice president of marketing and leasing in 1988. In November 1991, he was promoted to Asset Manager, responsible for all aspects of the performance of the Partnership's portfolio. Prior to joining The Birtcher Organization, Mr. Buzar served as vice president of marketing and leasing for the Birtcher/Welsh joint venture from 1985 through 1987. From 1978 to December 1985, he was an industrial specialist in Minneapolis/St. Paul, Minnesota at Coldwell Banker Commercial Real Estate Services (now CB Commercial Real Estate Group), a national real estate brokerage company. Mr. Buzar holds a bachelor of arts degree from the University of Michigan, and he is a licensed real estate broker in the State of Minnesota. He maintains various professional affiliations, including memberships in the International Council of Shopping Centers and the National Association of Realtors.

LF SPECIAL FUND I, L.P.

         Richard G. Wollack. Mr. Wollack, age 51, joined Koll Real Estate Services (formerly Koll Holding) in 1995 as its Executive Vice President and Chief Financial Officer and became President of its investment advisory subsidiary, Koll Investment Management ("Koll") in 1996. Koll is one the nation's largest property services firms with over 175 million square feet of assets managed in over 275 U.S. cities. Prior to joining Koll, Mr. Wollack founded, in 1980, Liquidity Fund, the country's largest purchaser of real estate limited partnership interests in the secondary market. In 1995, Koll acquired from Liquidity Fund two lines of business: i) investment

                                       25.

management of traded real estate equity securities, most particularly REITs; and, ii) the National Real Estate Index (the "Index") research and publishing company. The Index databases, developed in the course of analyzing property assets over the last fifteen years, contains in-depth information on over 300 traded real estate securities and 45,000 property transactions and provides the foundation for the various National Real Estate Index products, published in cooperation with Ernst & Young. The Index is the nation's only transaction-based research service (used by over 1,500 firms) and reports in-depth data and trends on the 65 largest U.S.
markets each quarter.

         Mr. Wollack has been involved in all phases of the real estate investment business since 1971, when he was co-founder and president of First Capital Companies, a large investment manager now based in Chicago. From 1981 to 1986 (when it was sold) he was a principal and co-president of Consolidated Capital, at the time one of the nation's largest real estate investment firms. In total, he has been a principal in dozens of real estate entities capitalized at over $2 billion. He is widely known throughout the real estate and financial communities, is involved in numerous industry activities and is a nationally recognized speaker and author. Mr. Wollack holds a bachelor of arts degree from University of Illinois and a masters of business administration with distinction from Stanford Graduate School of Business. He is currently a member of the Board of Advisors of the Institutional Real Estate Index. Mr. Wollack is also a licensed real estate broker in the State of California and he maintains his designation as a Principal and Financial Principal with the NASD.

         Brent R. Donaldson. Brent R. Donaldson, age 43, is co-founder and president of the Liquidity Financial Group companies and it predecessors ("LFG"). He has been responsible for the growth and managed the operations of LFG since inception in 1980. Mr. Donaldson has

                                       26.

pioneered research and trading in otherwise illiquid real estate securities--originally real estate limited partnerships ("RELPs") and more recently institutional commingled real estate funds ("CREFs"). He has managed accounts and conducted research in real estate investment trusts ("REITs") and participated in the creation and publishing of the National Real Estate Index, the nation's largest transaction-based real estate index. Most recently, Mr. Donaldson has established LFG as an advisor to listed REITs or "opportunity funds" in acquisitions of property portfolios.

         In 1980, under Mr. Donaldson's leadership, LFG created the partnership secondary market, leading that market for 14 years in both assets under management and annual trading/transaction volume, as well as research coverage (focusing primarily on SEC registered partnerships which issued approximately $60 billion). Also under his management, LFG's investment advisor subsidiary has managed accounts in traded real estate equity securities, such as REITs, since 1987. Having invested in REITs and analyzed their performance during up and down markets for both properties and securities has provided perspective on valuation of equity portfolios in both public and private real estate markets. This line of LFG's business was recently sold to the Koll Companies in Newport Beach, California. In 1994, Mr. Donaldson expanded the activities of LFG's broker/dealer subsidiary conducting research on CREFs (in the context of valuation consulting) and he initiated the nation's first secondary market for institutional CREFs. Mr. Donaldson has used the information databases which LFG compiled over the years in providing investment advisory services to nationally known investors, managers, and institutions with respect to valuation and transactions--particularly as related to portfolio acquisitions and tender offers. He is widely known throughout the real estate and financial communities, is involved in numerous industry activities and is a nationally recognized speaker and author. Mr. Donaldson holds a bachelor of arts degree from University of California, Davis and a masters of business administration from University of California, Berkeley, Graduate

                                       27.

School of Business. He is currently a member of the Board of Advisors of the Real Estate Financial Journal and a past member of the National Association of Securities Dealers ("NASD") Direct Participation Subcommittee on Trading Standardization and the Securities Industry Association Direct Participation Committee. Mr. Donaldson also maintains his designation as a General Securities Principal with the NASD.

         In a matter not involving Real Estate Income Partners III or Birtcher/Liquidity Properties, in 1991, the NASD Business Conduct Committee for the Northern District of California initiated a complaint against Liquidity Fund Investment Corporation ("LFIC") alleging violations of the NASD's Rules of Fair Practice. Specifically, the complaint alleged that LFIC (i) bought and sold limited partnership units in the secondary market, from or to unaffiliated parties, subject to mark-ups or mark-downs in excess of the NASD's guidelines and (ii) failed to disclose the amount or existence of such mark-ups and mark-downs to buyers and sellers of limited partnership units. Brent Donaldson and Richard Wollack were also named as respondents in the complaint in their capacities as principals of LFIC. The complaint was settled as of January 3, 1992 on the following terms: the NASD made findings, which were neither admitted nor denied, of violations by LFIC and Mr. Donaldson of the NASD's guidelines with respect to mark-ups or mark-downs, and of the failure by LFIC (but not Mr. Donaldson) to disclose the amount of such mark-ups or mark-downs. Both allegations were dismissed as to Mr. Wollack. Under the settlement, LFIC was censured and fined $125,000 and Mr. Donaldson was censured and fined $7,500.

TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS

         The General Partner knows of no termination or change-in-control arrangement affecting the Partnership, except as contemplated by the Partnership Agreement. The Partnership

                                       28.

Agreement provides generally that the bankruptcy or dissolution of the General Partner will cause a dissolution of the Partnership unless there is a remaining general partner that elects to continue the business of the Partnership. In the event there is no remaining general partner, the Partnership may nonetheless be continued by vote of a majority in interest of the Limited Partners. The Partnership Agreement also permits the General Partner to withdraw from the Partnership subject to certain conditions. In such event, the withdrawing General Partner is obliged to offer to resell its interest in the Partnership to the Partnership or, at its election, to convert its interest to that of a Limited Partner.

                             ADDITIONAL INFORMATION

         This Information Statement is accompanied by copies of the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, as filed with the Securities and Exchange Commission. The information in these reports is incorporated herein by reference. The exhibits to such reports are not included with this Information Statement, but are available without charge to any person entitled to receive this Information Statement, upon written request, from the General Partner, 27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California 92607-0009; Attention: Real Estate Income Partners
III. A requested exhibit will be furnished by first-class mail, as other equally prompt means, within two business days of such request.



                                       29.

                BIRTCHER/LIQUIDITY PROPERTIES,
                a California general partnership

                By: Birtcher Investors, a California limited partnership, General Partner of Birtcher/Liquidity Properties

                      By: Birtcher Investments, a California general partnership, General Partner of Birtcher Investors

                             By: Birtcher Limited, a California limited partner-
                                 ship, General Partner of Birtcher Investments

                                 By:   BREICORP, a California corporation,
                                       formerly known as Birtcher Real Estate
                                       Inc., General Partner of Birtcher Limited


                                       By:______________________________
                                          Arthur B. Birtcher
                                          Co-chairman, BREICORP.

                                       By:______________________________
                                          Ronald E. Birtcher
                                          Co-chairman, BREICORP.

                                       By:______________________________
                                          Robert M. Anderson
                                          Executive Director, BREICORP

                       By:   LF SPECIAL FUND I, L.P.,
                             a California limited partnership
                             General Partner of
                             Birtcher/Liquidity Properties

                             By: LIQUIDITY FUND ASSET MANAGEMENT,
                                 INC., a California corporation
                                 General Partner of LF Special Fund I, L.P.


                                 By:_______________________________________
                                    Richard G. Wollack,
                                    Chairman, Liquidity Fund Asset
                                    Management, Inc.


                                 By:_______________________________________
                                    Brent R. Donaldson,
                                    President, Liquidity Fund Asset
                                    Management, Inc.


Laguna Niguel, California
__________________ , 1997


                                       30.

                                    EXHIBIT A

                        Distributions to Limited Partners


        Following is a summary of distributions to the Limited Partners for the periods shown:

                        Distributions per $1,000 of Original Invested Capital
                        -----------------------------------------------------
                           From Operations            From Property Sales
                        ---------------------      --------------------------
1996
----
1st Quarter                   $  9.92                          N/A
2nd Quarter                      9.73                         $33.99
3rd Quarter                      4.01                          N/A
4th Quarter                      5.01                          N/A

1995
----
1st Quarter                      6.42                          N/A
2nd Quarter                      7.02                          N/A
3rd Quarter                      7.72                          N/A
4th Quarter                     10.93                          N/A

1994
----
1st Quarter                      6.12                          N/A
2nd Quarter                      7.52                          N/A
3rd Quarter                      6.82                          N/A
4th Quarter                      6.92                          N/A

Since Inception in 1984       $374.54                         $33.99

                                    EXHIBIT B

                          Recent Secondary Trading and
                             Tender Offer Prices for
                            Limited Partner Interests


        Following is a summary, based on information available to the General Partner, of prices at which Interests have been sold and purchased in secondary transactions (other than pursuant to a tender offer) during the periods shown and the number of such transactions. The General Partner is aware that this information is incomplete and that other, unreported transactions have occurred during the period shown. The prices shown are per $1,000 of original Invested Capital and do not give effect to any markups, markdowns, discounts or commissions which may have been paid in connection with the transactions.

                          1996 SECONDARY TRADING RANGES

                                                                                       NO. OF
                                                                                      INTERESTS
        MONTH/YEAR                                   LOW              HIGH             TRADED
        ----------                                   ---              ----            ---------
November, 1996...........................           380.00           435.00                7
October, 1996............................           190.00           411.00                2
September, 1996..........................           360.00           391.09              215
August, 1996.............................           357.52           405.00               49
July, 1996...............................           336.10           375.00               10
June, 1996...............................           360.00           360.00                5
May, 1996................................           348.00           355.00                5
April, 1996..............................           167.50           380.00              173
March, 1996..............................           348.38           376.30              115
February, 1996...........................           330.00           381.60               44
January, 1996............................           333.00           358.32              516


        The Interests also have been the subject of two recent tender offers by unaffiliated third parties, in each case for up to 4.9% of the outstanding Interests. The following table sets forth certain information with respect to these tender offers:


                                          RECENT TENDER OFFERS
                                            COMMENCEMENT            PRICE             NO. OF
         NAME OF TENDER OFFEROR            DATE OF TENDER          OFFERED      INTERESTS TENDERED
         ----------------------           --------------------     -------      ------------------
Grape Investors, LLC....................   June 26, 1996             $270                  2,213
Equity Resource Fund XVII...............   October 24, 1995          $205                  1,603

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       ----------------------------------

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                           OF THE SECURITIES EXCHANGE
                                  ACT OF 1934
                       ----------------------------------

For the fiscal year ended December 31, 1995     COMMISSION FILE NUMBER 0-16027
                                                                       -------

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)

          Delaware                                      13-3341425
          --------                                      ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                     Identification Number)

27611 La Paz Road, Laguna Niguel, California                92656
--------------------------------------------                -----
 (Address of principal executive offices)                 (Zip Code)

                                 (714) 643-7700
                                 --------------
                        (Registrant's telephone number)


         Securities registered pursuant to Section 12(b) of the Act:

                                                Name of each exchange
Title of each class                              on which registered
-------------------                             ---------------------

         NONE                                            NONE
         ----                                            ----


          Securities registered pursuant to Section 12(g) of the Act:

                                      NONE
                                      ----

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past ninety days.

                               Yes  X      No
                                   ---        ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to
this Form 10-K.                                                            [ ]

                      DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Registrant's registration statement on Form S-11 (Commission File No. 33-2132), dated December 13, 1985, filed under the Securities Act of 1933 are incorporated by reference into PART IV of this report.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP
                        --------------------------------

        ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995


                                     INDEX

                                                                                                          Page
                                                                                                          ----
PART I

          Item 1.        Business   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2
          Item 2.        Properties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4
          Item 3.        Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5
          Item 4.        Submission of Matters to a Vote of
                           Security Holders   . . . . . . . . . . . . . . . . . . . . . . . . . . .         5


PART II

          Item 5.        Market for the Registrant's Limited Partnership
                           Interests and Related Security Holder Matters  . . . . . . . . . . . . .         6
          Item 6.        Selected Financial Data  . . . . . . . . . . . . . . . . . . . . . . . . .         6
          Item 7.        Management's Discussion and Analysis of Financial
                           Condition and Results of Operations  . . . . . . . . . . . . . . . . . .         7
          Item 8.        Financial Statements and Supplementary Data  . . . . . . . . . . . . . . .       F-1
          Item 9.        Changes in and Disagreements with Accountants on
                           Accounting and Financial Disclosure  . . . . . . . . . . . . . . . . . .        14


PART III

          Item 10.       Directors and Executive Officers of the
                           Registrant   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14
          Item 11.       Executive Compensation   . . . . . . . . . . . . . . . . . . . . . . . . .        14
          Item 12.       Security Ownership of Certain Beneficial Owners
                           and Management   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
          Item 13.       Certain Relationships and Related Transactions   . . . . . . . . . . . . .        15


PART IV

          Item 14.       Exhibits, Financial Statement Schedules and
                           Reports on Form 8-K  . . . . . . . . . . . . . . . . . . . . . . . . . .        15
            ---          Signatures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17

                         REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------

                                     PART I
Item 1.         Business

Real Estate Income Partners III, Limited Partnership (the "Partnership") was formed on December 9, 1985, under the laws of the State of Delaware. The General Partner of the Partnership is Birtcher/Liquidity Properties, a general partnership consisting of LF Special Fund I, L.P., a California limited partnership, and Birtcher Investors, a California limited partnership. The Partnership is engaged in the business of acquiring and operating existing income-producing office buildings, research and development facilities, shopping centers and other commercial or industrial properties as specified in its prospectus (Commission File No. 33-2132) dated April 7, 1986, as amended. See Item 2 for a description of the properties acquired by the Partnership.

The Partnership commenced operations on June 30, 1986. The closing for the final admission of Limited Partners to the Partnership occurred on September 30, 1987. Total limited partners' capital contributions through that date aggregated $63,534,000, including reinvestments from prior affiliated limited partnerships.

The Partnership owns all of its properties free and clear of indebtedness. However, the Partnership may incur mortgage indebtedness on its properties, primarily for the purpose of funding capital improvements to properties or obtaining financing proceeds for distribution to partners.

The Partnership's objectives in operating the properties are: (i) to make regular quarterly cash distributions to the Partners, of which a portion will be tax sheltered; (ii) to achieve capital appreciation over a holding period of at least five years; and (iii) to preserve and protect the Partnership's capital. An Information Statement, dated May 5, 1993, mandates that the General Partner shall seek a vote of the Limited Partners no later than December 31, 1996, regarding prompt liquidation of the Partnership in the event that properties with appraised values as of January 1993, which constituted at least one-half of the aggregate appraised values of all Partnership properties as of that date, are not sold or under contract for sale by the end of 1996.

Given the mandate of the May 5, 1993 Information Statement, the General Partner has decided to account for the Partnership's properties as assets held for sale, instead of for investment. Accordingly, the General Partner compared the carrying value of each property to its appraised value as of January 1, 1996. If the carrying value of a property and certain related assets was greater than its appraised value, less selling costs, the General Partner reduced the carrying value of the property by the difference. Using this methodology, the General Partner determined that Creek Edge Business Center, Flaircentre, NorthTech and Cooper Village (42% interest), had carrying values greater than their appraised values, and therefore reduced their carrying values to $3,802,000, $2,155,000, $13,933,000, and $2,682,000, respectively.

The Partnership derives most of its revenue from rental income. International Business Machines, Corporation ("IBM") and Penril, Inc. ("Penril") represent a significant portion of such income. Rental income from IBM totaled $0 in 1995, $22,000 in 1994 and $639,000 in 1993, or approximately 0%, .5% and 13%, respectively, of the Partnership's total rental income. Rental income from Penril totaled $1,054,000 in 1995, $1,107,000 in 1994 and $1,070,000 in 1993,
or approximately 21%, 25% and 22%, respectively, of the Partnership's total rental income. See Item 7 for further discussion concerning the current status of these tenants.

The Partnership's investments in real estate are subject to competition for tenants from similar types of properties in the vicinities in which they are located. The Partnership has no investments in real estate located outside the United States.

                         REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


                                PART I (Cont'd.)

Item 1.         Business (Cont'd.)

The Partnership has no employees and, accordingly, the General Partner and its affiliates perform services on behalf of the Partnership in connection with administering the affairs of the Partnership and operating the Partnership's properties. The General Partner and its affiliates receive compensation in connection with such activities. See Item 11 and Note 4 to the Financial Statements in Item 8 for a description of such charges.

                         REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 2.         PROPERTIES



                                                                                                          NUMBER OF
                                                                                              NET          TENANT        PERCENTAGE
                                     APPROXIMATE                                            RENTABLE       LEASES         OCCUPIED
                                     PURCHASE                                               AREA IN         AS OF           AS OF
NAME/LOCATION/DATE ACQUIRED          PRICE(1)                   DESCRIPTION                 SQ. FT.       12/31/95        12/31/95
----------------------------------------------------------------------------------------------------------------------------------
Creek Edge Business Center          $ 4,874,000       Combination office and warehouse        76,297           1            79%
Eden Prairie, Minnesota                               building located on 5.73 acres
July 1, 1986                                          of land.

The Forum                             5,940,000       A three-story office building           73,166          16            94%
Wauwatosa, Wisconsin                                  located on 3.7 acres of land.
August 28, 1986

Flaircentre                           5,369,000       Eleven single-story office              40,965           3            79%
El Monte, California                                  buildings located on 3.7 acres
November 14, 1986                                     of land.

NorthTech                            21,808,000       Three two-story research and           163,387           4           100%
Gaithersburg, Maryland                                development buildings located on
December 30, 1986                                     10.2 acres of land.

Martinazzi Square                     6,508,000       Four single-story shopping center       50,836          23            96%
Tualatin, Oregon                                      buildings located on 5.83 acres
December 23, 1987                                     of land.

Cooper Village                        3,769,000(2)    A single-story shopping center          43,433(2)       21            96%
Mesa, Arizona                                         located on 10.88 acres of land.
December 30, 1987 and
December 30, 1988
                                    -----------                                              -------

TOTAL                               $48,268,000                                              448,084
                                    ===========                                              =======

SEE NOTES TO TABLE ON THE FOLLOWING PAGE.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 2.         PROPERTIES (Cont'd.)

NOTES TO TABLE ON THE PRECEDING PAGE

        (1) The purchase price does not include an allocable share of acquisition fees of $3,176,000 paid to the General Partner. Also, for certain properties, the purchase price has been reduced by cash received after acquisition under rental agreements for non-occupied space.

        (2) An interest in Cooper Village was acquired by the Partnership through a general partnership, Cooper Village Partners ("CV Partners") consisting of the Partnership and Damson/Birtcher Realty Income Fund-II, Limited Partnership, an affiliated limited partnership. At December 31, 1995, the Partnership had a 42% interest in CV Partners. (See Note 3 to Financial Statements in Item 8 for a further discussion of the Partnership's interest in CV Partners.) The amounts shown herein for approximate purchase price and net rentable square feet represent 42% of the respective amounts for CV Partners.

Item 3.         LEGAL PROCEEDINGS

The Partnership is not a party to any pending legal proceedings, other than ordinary routine litigation incidental to its business. It is the General Partner's belief, that the outcome of these proceedings will not be material to the business, financial condition or results of operations of the Partnership.

NASD Matter. In a matter not directly involving the Partnership or its General Partner, in 1991, the National Association of Securities Dealers, Inc. (the "Association") Business Conduct Committee for the Northern District of California initiated a complaint against a broker-dealer affiliate of LF Special Fund I, L.P. (a general partner of the General Partner of the Partnership), alleging violations of the Association's Rules of Fair Practice. Specifically, the complaint alleged that the affiliate (1) bought and sold limited partnership units (but not interests in the Partnership) in the secondary market, from or to unaffiliated parties, subject to mark-ups or mark-downs in excess of the Association's guidelines and (ii) failed to disclose the amount or existence of such mark-ups and mark-downs to buyers and sellers of limited partnership units. Brent Donaldson and Richard Wollack, executive officers of LF Special Fund I, L.P., were also named as respondents in the complaint in their capacities as principals of the affiliate. The complaint was settled as of January 3, 1992 on the following terms: the Association made findings, which were neither admitted nor denied, of violations by the affiliate and Mr. Donaldson of the Association's guidelines with respect to mark-ups or mark-downs, and of the failure by the affiliate (but not Mr. Donaldson) to disclose the amount of such mark-ups or mark-downs. Both allegations were dismissed as to Mr. Wollack. The settlement further provided that the affiliate would be censured and fined $125,000 and that Mr. Donaldson would be censured and fined $7,500.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


                                    PART II


Item 5. MARKET FOR THE REGISTRANT'S LIMITED PARTNERSHIP INTERESTS AND RELATED SECURITY HOLDER MATTERS

There is no public market for the limited partnership interests and a market is not expected to develop as such limited partnership interests are not publicly traded or freely transferable.

As of February 29, 1996, the number of holders of the Partnership's interests is as follows:

            General Partner                                   1
            Limited Partners                              7,498
                                                          -----

                                                          7,499
                                                          =====

The Partnership makes cash distributions to its partners out of distributable cash pursuant to the Partnership's Agreement of Limited Partnership. Distributable cash is generally paid 99% to the Limited Partners and 1% to the General Partner.

The Partnership has paid the following quarterly cash distributions to its Limited Partners:



CALENDAR
QUARTERS                    1996              1995          1994            1993            1992             1991
===================================================================================================================
First                       $631,000        $408,000        $388,000       $618,000        $478,000        $478,000
Second                                       446,000         478,000        688,000         541,000         318,000
Third                                        490,000         433,000        318,000         580,000         319,000
Fourth                                       694,000         440,000        414,000         490,000         478,000


The Limited Partners and the General Partner are entitled to receive quarterly cash distributions, as available, in the future.

Item 6.         SELECTED FINANCIAL DATA



                                                                        YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                         1995               1994               1993               1992                1991
                                     -----------------------------------------------------------------------------------------
Total Revenues                       $5,191,000         $ 4,576,000         $ 5,011,000        $ 5,077,000         $ 5,080,000
                                     ===========        ============        ===========        ============        ===========

Net Income (Loss):
  General Partner                    $   (7,000)        $   (15,000)        $     5,000        $   (48,000)        $     9,000
  Limited Partners                     (646,000)         (1,516,000)            473,000         (4,730,000)            906,000
                                     -----------        ------------        -----------        ------------        -----------

                                     $ (653,000)        $(1,531,000)        $   478,000        $(4,778,000)        $   915,000
                                     ===========        ============        ===========        ============        ===========
Total Distributions:
  General Partner                    $   21,000         $    18,000         $    21,000        $    21,000         $    16,000
                                     ===========        ============        ===========        ============        ===========

  Limited Partners                   $2,038,000         $ 1,739,000         $ 2,038,000        $ 2,089,000         $ 1,593,000
                                     ===========        ============        ===========        ============        ===========

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------



Item 6.         SELECTED FINANCIAL DATA (Cont'd.)

                                                                  December 31,
                       ------------------------------------------------------------------------------------------------
                          1995                 1994                 1993                  1992                 1991
                       ------------------------------------------------------------------------------------------------
 Total Assets          $34,850,000          $37,505,000          $40,825,000          $42,470,000           $49,663,000
                       ===========          ===========          ===========          ===========           ===========

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Capital Resources and Liquidity

The Partnership completed its acquisition program in December 1988 and is principally engaged in the operation of its properties. The Partnership's objective has been to hold its properties as long-term investments, although properties may be sold at any time, depending upon the General Partner's judgment of the anticipated remaining economic benefits of continued ownership. That notwithstanding, the Information Statement, dated May 5, 1993, as described below, mandates that the General Partner shall seek a vote of the Limited Partners no later than December 31, 1996, regarding prompt liquidation of the Partnership in the event that properties with appraised values as of January 1993, which constituted at least one-half of the aggregate appraised values of all Partnership properties as of that date are not sold or under contract for sale by the end of 1996. Given the mandate of the May 5, 1993 Information Statement, the General Partner has decided to account for the Partnership's properties as assets held for sale instead of for investment. Working capital is and will be principally provided from the operation of the Partnership's properties and the working capital reserve established for the properties. The Partnership may incur mortgage indebtedness relating to such properties by borrowing funds primarily to fund capital improvements or to obtain financing proceeds for distribution to the partners.

Distributions for the year ended December 31, 1995, represent net cash flow from operations of the Partnership's properties and interest earned on the temporary investment of working capital, net of capital reserve requirements. Future cash distributions will be made principally to the extent of cash flow attributable to the operations and sales of the Partnership's properties after capital reserve requirements. See Item 5 for a description of the Partnership's distribution history. The Partnership believes that the cash generated from its operations will provide the Partnership the funds necessary to meet all of its ordinary obligations.

Certain of the Partnership's properties are not fully leased. The Partnership is actively marketing the vacant space in these properties, subject to the competitive environment in each of the market areas. To the extent the Partnership is not successful in maintaining or increasing occupancy levels at these properties, the Partnership's future cash flow and distributions may be reduced.

On June 24, 1993, the Partnership completed its solicitation of written consents from its Limited Partners. A majority in interest of the Partnership's Limited Partners approved each of the proposals contained in the Information Statement, dated May 5, 1993. Those proposals have been implemented by amending the Partnership Agreement as contemplated by the Information Statement. The amendments include, among other things, the future payment of asset management and leasing fees to the General Partner and the elimination of the General Partner's residual interest and deferred leasing fees that were previously subordinated to return of the Limited Partners' 9% Preferential Return. See Item 8, Note 4 to the Financial Statements for discussion of fees paid to the General Partner for the year ended December 31, 1995.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------



Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)


Capital Resources and Liquidity (Cont'd.)

The General Partner elected to terminate the Partnership's Property Management Agreement with Glenborough Management Corporation ("Glenborough") effective November 1, 1993. On that date, the General Partner caused the Partnership to enter a new property management agreement with Birtcher Properties, an affiliate of the General Partner. Pursuant to the Partnership Management Agreements, Birtcher Properties will act as the Partnership's exclusive agent to operate, rent, manage and maintain the Partnership's properties. Birtcher Properties will perform substantially the same services that Glenborough performed during the previous two-year period at fees similar to (and not larger than) the fees it used to pay Glenborough, plus certain costs associated with property management, as before. The contracts are terminable upon a minimum of 60 days' written notice by either party. As before, the General Partner will continue to oversee the day-to-day management of the Partnership.

January 1, 1996 Property Appraisals and Net Asset Value

In accordance with the terms of the Partnership Agreement, each year the Partnership secures an independent appraisal of each of the Partnership's properties as of January 1. Prior to the January 1, 1995 appraisals, the independent appraiser had estimated each property's "Investment Value," utilizing a seven to ten-year cash flow model to estimate value based upon an income approach.

The amendment to the Partnership Agreement consented to by the Limited Partners in June 1993 mandates, among other things, that the General Partner seek a vote of (and provide an analysis and recommendation to) the Limited Partners no later than December 31, 1996 regarding the prompt liquidation of the Partnership in the event that properties with (then) current appraised values constituting at least one-half of the total (then) current appraised values of all of the Partnership's properties are not sold or under contract for sale by the end of 1996.

Given this mandate, the General Partner has requested that the appraiser provide an assessment of value that reflects a shorter investment holding term. Although the General Partner does not currently have a specific liquidation plan for the Partnership's properties, it requested that the appraiser assume that the entire portfolio would be sold over four years, in connection with the January 1995 appraisals and over three years in connection with the January 1996 appraisals.

Using the shorter-term investment methodology that is consistent with the mandate of the 1993 amendment to the Partnership Agreement, the appraiser estimated the value of the Partnership's properties at January 1, 1996 to be $33,857,000 or $5,329 per $10,000 original investor subscription.

Over the past year, the General Partner has examined several alternative methods to achieve the Partnership's goal of selling the Partnership's properties and liquidating the Partnership at the earliest practicable time consistent with achieving reasonable value for the Limited Partners' investment. As explained in the Partnership's May 5, 1993 Information Statement, "achieving reasonable value" has meant for the Partnership to balance receiving higher sales prices per property than their 1993 values while at the same time not waiting forever to sell at a theoretical "top of the market." Alternatives under consideration by the General Partner may include a property-by-property liquidation or selling all of the properties as a single portfolio. The General Partner has had preliminary discussions regarding disposition, in whole or in part, of the Partnership's properties with various potential purchasers of some or all of the Partnership's portfolio.

In connection with its consideration of these alternatives, the General
Partner has decided to treat its properties as held for sale instead of for investment for financial statement purposes. In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (see Note 2 to the Financial Statements in Item 8), the carrying value of these properties was evaluated to ensure that each property was carried on the Partnership's balance sheet at the lower of cost or fair value less selling costs. The General Partner estimated fair value for this purpose based on appraisals performed as of January 1, 1996. However, fair value can only be determined based upon sales to third parties, and sales proceeds could differ substantially.

Based upon the General Partner's survey of the current marketplace, the General

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

Capital Resources and Liquidity (Cont'd.)

January 1, 1996 Property Appraisals and Net Asset Value (Cont'd.)

Partner believes, in fact, that in the relatively short term the Partnership's properties could generate sales prices that, in the aggregate, could be materially less than their aggregate appraised values based upon an "Investment Value" appraisal model. The amount of the possible variance between the aggregate appraised values and potential sales prices cannot be reliably estimated at this time, because of the numerous variables that could affect the sales prices, including but not limited to the time frame in which the properties must be sold, method of sale (property-by-property or single transaction), prevailing capitalization rates at which comparable properties are being sold at the time of the Partnership's sales, constantly changing local market conditions and the state of leasing negotiations and capital expenditures for the properties at the time of sale.

The foregoing appraised value of the properties indicates an estimated net asset value of the Partnership of $35,886,000 or $5,648 per $10,000 of original investor subscription. (Net asset value represents the appraised value of the Partnership's properties, cash, and other assets, less all liabilities.) This equates to a net asset value of $282 per $500 par value of Partnership Interest. This compares to original purchase prices aggregating $7,550 and the January 1, 1995 appraised value of $5,556 per $10,000 of original investor subscription.

Results of Operations

Year Ended December 31, 1995

The increase in rental income for the year ended December 31, 1995, as compared to 1994, was primarily attributable to the increase in revenues at NorthTech, which was the result of successful negotiations of two new leases. In October 1994, a five-year lease commenced with Citizens Bank and in January 1995, a five-year lease commenced with International Data Products. The commencement of these leases had the effect of increasing occupancy to a level of 100% and revenue by approximately $705,000 in 1995. The aforementioned increase was partially offset by a decrease in revenues at Creek Edge Business Center of approximately $74,000. The aforementioned decrease was a result of the termination of the Computerware Data lease on expiration in August 1995 and the termination of the Solutronix Corporation lease prior to its expiration in July 1995.

Interest income resulted from the temporary investment of Partnership working capital. The increase for the year ended December 31, 1995, as compared to 1994, was primarily attributable to a higher rate of return on short-term investments. The aforementioned increase was offset by a decrease in other miscellaneous revenue at NorthTech.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

Results of Operations (Cont'd.)

Year Ended December 31, 1995 (Cont'd.)

The decrease in operating expenses for the year ended December 31, 1995, as compared to 1994, was primarily attributable to the decrease in advertising and marketing expenses and repairs and maintenance costs at Martinazzi Square. The aforementioned decrease was partially offset by an increase in cleaning and janitorial costs at NorthTech.

The decrease in real estate taxes for the year ended December 31, 1995, as compared to the corresponding period in 1994, was primarily attributable to a lower building assessment at NorthTech. In addition, a successful tax appeal resulted in a $40,000 tax refund during the third quarter of 1995.

General and administrative expenses for the year ended December 31, 1995, include charges of $415,000 from the General Partner and its affiliates for services rendered in connection with administering the affairs of the Partnership and operating the Partnership's properties. Also included in general and administrative expenses were direct charges of $303,000 relating to audit fees, legal fees, appraisal fees, insurance expense, costs incurred in providing information to the Limited Partners and other miscellaneous costs.

Although general and administrative expenses for the year ended December 31, 1995, were generally comparable to 1994, there were several significant offsetting fluctuations that composed the aggregate 1995 general and administrative expenses. During 1995, General Partnership liability insurance, leasing fees and legal fees decreased. The aforementioned decreases were partially offset by increased asset management fees and general and administrative wages.

In February 1996, the General Partner entered into a contract to sell Flaircentre for $2,300,000. The property is currently in escrow, and closing of the sale is subject to the buyer obtaining financing, a conditional use permit, planning commission approval, and other minor contingencies. Escrow is currently scheduled to close on or before May 29, 1996.

Given the mandate of the May 5, 1993 Information Statement, the General Partner has decided to account for the Partnership's properties as assets held for sale, instead of for investment. Accordingly, the General Partner compared the carrying value of each property to its appraised value as of January 1, 1996. If the carrying value of a property and certain related assets was greater than its appraised value, less selling costs, the General Partner reduced the carrying value of the property by the difference. Using this methodology, the General Partner determined that Creek Edge Business Center, Flaircentre, Northtech and Cooper Village (42% interest) had carrying values greater than their appraised values, and therefore reduced their carrying values by $50,000, $600,000, $350,000, and $571,000 to $3,802,000, $2,155,000, $13,933,000, and
$2,682,000 respectively.

Year Ended December 31, 1994

The decrease in rental income for the year ended December 31, 1994 as compared to 1993, was primarily attributable to several factors. At NorthTech revenue decreased by $577,000, which was primarily a result of scheduled termination of the IBM leases in August 1993 and March 1994. The aforementioned decrease was

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

Results of Operations (Cont'd.)

Year Ended December 31, 1994 (Cont'd.)

partially offset by an increase due to commencement of Citizens Savings Bank lease encompassing 11,361 square feet in October 1994. In addition, at the Forum, operating expense recoveries increased by $42,000.

Interest income resulted from the temporary investment of Partnership working capital. The increase for the year ended December 31, 1994 as compared to 1993, was attributable to an increase in the average level of working capital and a higher rate of return on short-term investments.

The increase in operating expenses for the year ended December 31, 1994, as compared to 1993, was primarily attributable to an increase in grounds maintenance, insurance, security, and general building repairs at Flaircentre ($37,000). At Martinazzi Square, advertising and marketing costs, building and landscape repairs increased ($59,000). In addition, at Northtech legal fees increased ($10,000) and at The Forum electricity costs were higher in 1994 ($13,000).

The decrease in real estate taxes for the year ended December 31, 1994, as compared to 1993, was primarily attributable to successful tax appeals, which lowered the tax assessment at Creek Edge ($23,000), The Forum ($49,000) and Martinazzi Square ($22,000).

General and administrative expenses for the year ended December 31, 1994, include charges of $399,000 from the General Partner and its affiliates for services rendered in connection with administering the affairs of the Partnership and operating the Partnership's properties. Also included in general and administrative expenses were direct charges of $325,000 relating to audit fees, legal fees, appraisals fees, insurance expense, costs incurred in providing information to the Limited Partners and other miscellaneous costs.

The decrease in general and administrative expenses for the year ended December 31, 1994, as compared to 1993, was primarily attributable to a decrease in professional fees, consultants fees, postage and mailing and printing and reproduction which was associated with the amendment of the Partnership Agreement in 1993.

Provision was made for impairment loss if the General Partner determined that the carrying amount of the Partnership's investment in a real estate asset may not been recoverable. The General Partner obtained third party appraisals on the Partnership's properties as required by the Partnership Agreement. If these appraisals indicated that certain of the Partnership's properties had market values below their then-current carrying values, the General Partner considered the appraisals and analyzed the current and anticipated market conditions of the respective properties and determined if an impairment had occurred. At
December 31, 1994, after evaluation of Flaircentre, the General Partner estimated a $1,900,000 impairment of value as compared to its respective carrying value.

Year Ended December 31, 1993

The decrease in rental income for the year ended December 31, 1993 as compared to 1992, was primarily attributable to several factors. During 1993, at The Forum, a new lease commenced on March 1, 1993, with BancBoston Mortgage Company, encompassing 5,406 square feet that increased rental revenue by $65,000. In addition, operating expense recoveries increased by an aggregate $36,000. At NorthTech, the new lease with Penril, Inc. in August 1992, increased rental

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

Results of Operations (Cont'd.)

Year Ended December 31, 1993  (Cont'd.)

income by $124,000. In addition, operating expense recoveries increased by $93,000. The aforementioned increases were partially offset by the reduction of rental revenue resulting from the termination of the IBM lease at expiration on August 1993 ($280,000) and the termination of the IBM lease in February 1992 ($134,000). At Martinazzi Square, three new leases encompassing 4,876 square feet commenced in 1993, resulting in an aggregate increased revenue of $32,000.

Interest income resulted from the temporary investment of Partnership working capital. The decrease for the year ended December 1993, as compared to 1992, was attributable to a decrease in the average level of working capital and a lower rate-of-return on short-term investments.

The increase in operating expenses for the year ended December 31, 1993, as compared to 1992, was primarily attributable to the increase in electricity charges and space planning expenses at NorthTech.

The decrease in real estate taxes for the year ended December 31, 1993, as compared to 1992, was primarily attributable to the lower tax assessment at Creek Edge and The Forum. The aforementioned decreases were partially offset by an increase in real estate taxes at Flaircentre.

The decrease in depreciation expense for the year ended December 31, 1993, as compared to 1992, was a result of the $5,700,000 adjustment to the carrying value of real estate assets during 1992. As part of this adjustment, the depreciable bases (buildings and improvements) of The Forum, Martinazzi Square and NorthTech Business Park were reduced in December 1992, by $993,000, $112,000 and $3,690,000, respectively, with the remaining adjustment of $905,000 being allocated to land.

General and administrative expenses for the year ended December 31, 1993 include charges of $400,000 from the General Partner and its affiliates for services rendered in connection with administering the affairs of the Partnership and operating the Partnership's properties. Also included in general and administrative expenses were direct charges of $491,000 relating to audit fees, legal fees, appraisal fees, insurance expense, costs incurred in providing information to the limited partners and other miscellaneous costs.

The increase in general and administrative expenses for the year ended December 31, 1993, as compared to 1992, was primarily attributable to the payment of asset management fees ($235,000) and leasing fees ($12,000) to the General Partner and its affiliates pursuant to the amended Partnership Agreement. In addition, legal and professional services, printing, postage and mailing expenses increased as a result of the Partnership's solicitation of the limited partners for the Information Statement, dated May 5, 1993.

The General Partner elected to terminate the Partnership's Property Management agreement with Glenborough Management Corporation ("Glenborough") effective November 1, 1993. On that date, the General Partner caused the Partnership to enter a new property management agreement with Birtcher Properties, an affiliate of the General Partner. Pursuant to the Property Management Agreements, Birtcher Properties will act as the Partnership's exclusive agent to operate, rent, manage and maintain the Partnership's properties. In its capacity as property manager for the Partnership's properties, Birtcher Properties will perform substantially the same services that Glenborough performed during the previous two-year period

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------


Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

Results of Operations (Cont'd.)

Year Ended December 31, 1993  (Cont'd.)



at fees similar to (and not larger than) the fees it used to pay Glenborough, plus certain costs associated with property management, as before. The contract is terminable upon a minimum of 60 days' written notice by either party. As before, the General Partner will continue to oversee the day-to-day management of the Partnership.

Item 8.         FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        ----------------------------------

                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULE
                   ------------------------------------------

                                                                                                                             Page
                                                                                                                             ----
Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2


Financial Statements:

        Balance Sheets as of December 31, 1995 and 1994   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-3

        Statements of Operations for the Years Ended December 31, 1995,
        1994 and 1993   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-4

        Statements of Changes in Partners' Capital for the Years Ended
        December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5

        Statements of Cash Flows for the Years Ended December 31, 1995,
        1994 and 1993   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-6

        Notes to Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-7

Schedule:

        III - Real Estate and Accumulated Depreciation as of
        December 31, 1995   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-18

Information required by other schedules called for under Regulation S-X is either not applicable or is included in the Financial Statements.


                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                        ----------------------------------

                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULE
                   ------------------------------------------

Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-21

Financial Statements:

        Balance Sheets as of December 31, 1995 and 1994   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-22

        Statements of Operations for the Years Ended
        December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-23

        Statements of Changes in Partners' Capital for the Years
        Ended December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-24

        Statements of Cash Flows for the Years Ended
        December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-25

        Notes to Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-26

Schedule:

        III - Real Estate and Accumulated Depreciation as of
        December 31, 1995   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-33

Information required by other schedules called for under Regulations S-X is either not applicable or is included in the Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

                          INDEPENDENT AUDITORS' REPORT


To Birtcher/Liquidity Properties, as General Partner of
Real Estate Income Partners III, Limited Partnership:




We have audited the financial statements of Real Estate Income Partners III, Limited Partnership as listed in the accompanying index. In connection with our audits of the financial statements, we also have audited the financial statement schedule listed in the accompanying index. These financial statements and the financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Real Estate Income Partners III, Limited Partnership, as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in note 2 to the financial statements, on December 31, 1995, Real Estate Income Partners III adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of."



                                                           KPMG PEAT MARWICK LLP

Orange County, California
March 28, 1996

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

                                 BALANCE SHEETS
                                 --------------



                                                                                   DECEMBER 31,
                                                                        ------------------------------------
                                                                          1995                      1994
                                                                        ------------------------------------
ASSETS
------

Properties held for sale (net of valuation
  allowance of $1,000,000)                                              $ 29,457,000             $          -
                                                                        ------------             ------------
Investments in real estate, net:
   Land                                                                            -                7,014,000
   Buildings and improvements                                                      -               36,275,000
                                                                        -------------            -------------
                                                                                   -               43,289,000

   Less accumulated depreciation                                                   -              (11,955,000)
                                                                        -------------            -------------
                                                                                   -               31,334,000

Investment in Cooper Village Partners                                      2,916,000                3,586,000
Cash and cash equivalents                                                    980,000                1,085,000
Accounts receivable (net of allowance for
   doubtful accounts of $14,000 in 1995)                                      71,000                   49,000
Accrued rent receivable                                                      799,000                  765,000
Prepaid expenses and other assets, net                                       627,000                  686,000
                                                                        -------------            -------------

                                                                        $ 34,850,000             $ 37,505,000
                                                                        =============            =============

LIABILITIES AND PARTNERS' CAPITAL
---------------------------------

Accounts payable and accrued liabilities                                $    448,000             $    391,000
                                                                        -------------            -------------

Partners' capital (deficit):
   Limited Partners                                                       34,607,000               37,291,000
   General Partner                                                          (205,000)                (177,000)
                                                                        -------------            -------------
                                                                          34,402,000               37,114,000

Commitments and contingencies                                                      -                       -
                                                                        -------------            -------------

                                                                        $ 34,850,000             $ 37,505,000
                                                                        =============            =============





   The accompanying notes are an integral part of these Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------



                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------
                                                               1995                1994               1993
                                                         -----------------------------------------------------
REVENUES:
   Rental income                                         $ 5,119,000         $ 4,485,000           $ 4,933,000
   Interest and other income                                  72,000              91,000                78,000
                                                         ------------        ------------          -----------

     Total revenues                                        5,191,000           4,576,000             5,011,000
                                                         ------------        ------------          -----------


EXPENSES:
   Operating expenses                                      1,277,000           1,281,000             1,167,000
   Real estate taxes                                         676,000             754,000               858,000
   Depreciation and amortization                           1,726,000           1,590,000             1,731,000
   General and administrative                                718,000             724,000               891,000
   Adjustment to carrying value
     of real estate                                        1,000,000           1,900,000                     -
                                                         ------------        ------------          -----------

     Total expenses                                        5,397,000           6,249,000             4,647,000
                                                         ------------        ------------          -----------

Income (loss) before equity in
  earnings (loss) of Cooper Village
  Partners                                                  (206,000)         (1,673,000)              364,000

Equity in earnings (loss) of
  Cooper Village Partners                                   (447,000)            142,000               114,000
                                                         ------------        ------------          -----------

NET INCOME (LOSS)                                        $  (653,000)        $(1,531,000)          $   478,000
                                                         ============        ============          ===========

NET INCOME (LOSS) ALLOCABLE TO:

   General Partner                                       $    (7,000)        $   (15,000)          $     5,000
                                                         ============        ============          ===========

   Limited Partners                                      $  (646,000)        $(1,516,000)          $   473,000
                                                         ============        ============          ===========





   The accompanying notes are an integral part of these Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                   ------------------------------------------




                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                       1995, 1994 AND 1993
                                                       ------------------------------------------------------
                                                         GENERAL             LIMITED
                                                         PARTNER            PARTNERS                 TOTAL
                                                       -------------------------------------------------------
Balance, December 31, 1992                             $(128,000)          $42,111,000            $41,983,000

  Net income                                               5,000               473,000                478,000
  Distributions                                          (21,000)           (2,038,000)            (2,059,000)
                                                       ----------          ------------           ------------


Balance, December 31, 1993                              (144,000)           40,546,000             40,402,000

   Net loss                                              (15,000)           (1,516,000)            (1,531,000)
   Distributions                                         (18,000)           (1,739,000)            (1,757,000)
                                                       ----------           -----------           ------------

Balance, December 31, 1994                              (177,000)           37,291,000             37,114,000

   Net loss                                               (7,000)             (646,000)              (653,000)
   Distributions                                         (21,000)           (2,038,000)            (2,059,000)
                                                       ----------          ------------           ------------


Balance, December 31, 1995                             $(205,000)          $34,607,000            $34,402,000
                                                       ==========          ============           ============





   The accompanying notes are an integral part of these Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------



                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                                               1995                1994               1993
                                                            -------------------------------------------------
Cash flows from operating activities:
Net income (loss)                                           $ (653,000)      $ (1,531,000)         $  478,000
Adjustments to reconcile net income
   (loss) to net cash provided by
   operating activities:
   Depreciation and amortization                             1,726,000          1,590,000           1,731,000
   Equity in (earnings) loss of Cooper
     Village Partners                                          447,000           (142,000)           (114,000)
   Adjustment to carrying value
     of real estate                                          1,000,000          1,900,000                   -
Changes in:
   Accounts receivable                                         (22,000)            (2,000)            (41,000)
   Due from affiliate                                                -                 -               12,000
   Accrued rent receivable                                     (34,000)           116,000              (6,000)
   Prepaid expenses and other assets                          (124,000)           (59,000)           (193,000)
   Accounts payable and accrued
     liabilities                                                57,000            (32,000)            (64,000)
                                                            -----------        -----------         -----------
Net cash provided by operating
   activities                                                2,397,000          1,840,000           1,803,000
                                                            -----------        -----------         -----------

Cash flows from investing activities:
   Investments in real estate                                 (666,000)          (273,000)           (315,000)
   Distributions received from
    Cooper Village Partners                                    223,000            219,000             238,000
                                                            -----------        -----------         -----------

Net cash used in investing
   activities                                                 (443,000)           (54,000)            (77,000)
                                                            -----------        -----------         -----------

Cash flows from financing activities:
   Distributions                                            (2,059,000)        (1,757,000)         (2,059,000)
                                                            -----------        -----------         -----------

Net increase (decrease) in cash
   and cash equivalents                                       (105,000)            29,000            (333,000)

Cash and cash equivalents,
   beginning of year                                         1,085,000          1,056,000           1,389,000
                                                            -----------        -----------         -----------

Cash and cash equivalents,
   end of year                                              $  980,000         $1,085,000          $1,056,000
                                                            ===========        ===========         ===========





   The accompanying notes are an integral part of these Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------


NOTES TO FINANCIAL STATEMENTS

(1)     Organization and Operations

        Real Estate Income Partners III, Limited Partnership (the "Partnership") was formed on December 9, 1985, under the laws of the State of Delaware, for the purpose of acquiring and operating specified income-producing retail, commercial and industrial properties. The Partnership acquired its properties for cash. The General Partner of the Partnership is Birtcher/Liquidity Properties, a general partnership consisting of LF Special Fund I, L.P. ("LF-I"), a California limited partnership and Birtcher Investors, a California limited partnership. Birtcher Investors, or its affiliates, provides day- to-day administration, supervision and management of the Partnership and its properties.

        The General Partner filed an Information Statement with the Securities and Exchange Commission seeking consent of the Limited Partners to amend the Partnership Agreement. On June 24, 1993, the Partnership completed its solicitation of written consent from its Limited Partners. A majority in interest of the Partnership's Limited Partners approved each of the proposals contained in the Information Statement, dated May 5, 1993. Those proposals have been implemented by the Partnership as contemplated by the Information Statement as amendments to the Partnership Agreement, and are reflected in these Financial Statements as such.

        The amendment modifies the Partnership Agreement to eliminate the General Partner's 1% subordinated interest in distributions of Distributable Cash (net cash from operations) and reduce its subordinated interest in such distributions from 10% to 1%. The amendment also modifies the Partnership Agreement to eliminate the General Partner's 1% subordinated interest in Sale or Financing Proceeds (net cash from sale or financing of Partnership property) and to reduce its subordinated interest in such proceeds from 15% to 1%.
        In lieu thereof, the Partnership Agreement now provides for the Partnership's payment to the General Partner of an annual asset management fee equal initially to .75% of the aggregate appraised value of the Partnership's properties. At January 1, 1995 and 1994 the portfolio was appraised at an aggregate value of approximately $35,300,000 (unaudited) and $34,292,000 (unaudited), respectively, which includes the Partnership's interest in Cooper Village Partners which was appraised at $3,250,000 (unaudited) and $2,982,000 (unaudited), respectively. The factor used to calculate the annual asset management fee will be reduced by .10% each year beginning after December 31, 1996 (e.g., from .75% in 1996 to .65% in 1997).

        The amendment modifies the Partnership Agreement to eliminate the subordination provisions with respect to future leasing fees. Such fees for future leasing services rendered by the General Partner or its affiliates will be payable by the Partnership on a current basis and will not be subordinated to the Limited Partners Preferred Return and Adjusted Invested Capital or any other amount. The amendment eliminates the deferred leasing fees earned by the General Partner or its affiliates (approximately $490,000 as of December 31, 1992) on and after the effective date of the amendment.

        The amendment modifies the Partnership Agreement to eliminate subordination provisions with respect to future property disposition fees payable under that section. The amendment authorizes payment to the General Partner and its affiliates of the property disposition fees as earned. The fees will not be subordinated to the Limited Partners Preferred Return and Adjusted Invested Capital or any other amount.
        The disposition fees are to be paid to the General Partner and its affiliate

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(1)     Organization and Operations (Cont'd.)

        in an amount equal to 50% of the competitive real estate brokerage commission that would be charged by unaffiliated third-parties providing comparable services in the area in which a property is located, but in no event more than three percent of the gross sale price of the property, and are to be reduced by the amount by which any brokerage or similar commissions paid to any unaffiliated third-parties in connection with the sale of the property exceed three percent of the gross sale price. This amount is not payable, unless and to the extent that the sale price of the property in question, net of any other brokerage commissions (but not other costs of sale), exceeds the appraised value of the property as of January 1, 1993.

        The amendment states that the Partnership is no longer authorized to pay the General Partner or its affiliates any insurance commissions or any property financing fees. No such commissions or fees have been paid or accrued by the Partnership since its inception.

        The amendment modifies the provisions of the Partnership Agreement regarding allocations of Partnership income, gain and other tax items between the General Partner and the Limited Partners primarily to conform to the changes in the General Partner's interest in distributions of Distributable Cash and Sale or Financing Proceeds as defined, effected by the amendment. It is not anticipated that the adoption and implementation of the amendment will have any material adverse effect on future allocations of income, gain, loss or other tax items to the Limited Partners.

        The Limited Partners have certain priorities in the allocation of cash distributions by the Partnership. Out of each distribution of net cash, the Limited Partners generally have certain preferential rights to receive payments that, together with all previous payments to them, would provide an overall 9% per annum (cumulative non-compounded) return (a "9% Preferential Return") on their investment in the Partnership. Any distributions not equaling this 9% Preferential Return in any quarter are to be made up in subsequent periods if and to the extent distributable cash is available.

        Distributable cash from operations is paid out each quarter in the following manner: 99% to the Limited Partners and 1% to the General Partner. These payments are made each quarter to the extent that there is sufficient distributable cash available.

        Sale or financing proceeds are to be distributed, to the extent available, as follows: (i) to the Limited Partners until all cash distributions to them amount to a 9% Preferential Return on their investment cumulatively from the date of their admission to the Partnership; (ii) then to the Limited Partners in an amount equal to their investment; and (iii) the remainder, 99% to Limited Partners and 1% to the General Partner.

        The unpaid 9% Preferential Return to the Limited Partners aggregates $28,818,000 as of December 31, 1995.

        Income or loss for financial statement purposes is allocated 99% to the Limited Partners and 1% to the General Partner.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)


(1)     Organization and Operations (Cont'd.)

        The amendment modifies the Partnership Agreement so as to restrict the Partnership from entering into a future "Reorganization Transaction" (as defined in the amendment) sponsored by the General Partner or any of its affiliates unless such transaction is approved by a "supermajority" of at least 80% in interest of the Limited Partners and the General Partner. The amendment also prohibits the modification of this restriction on Reorganization Transactions without the approval of at least 80% in interest of the Limited Partners.

        The Partnership's original investment objectives contemplated that it would hold its properties for a period of at least five years, with decisions about the actual timing of property sales or other dispositions to be left to the General Partner's discretion based on the anticipated remaining economic benefits of continued ownership and other factors. Although the current market for real estate is depressed, the General Partner is committed to selling the Partnership's properties as soon as reasonably practicable. To that end, the amendment mandates that the General Partner seek a vote of the Limited Partners no later than December 31, 1996 regarding the prompt liquidation of the Partnership in the event that properties with appraised values as of January 1993 which constituted at least one-half of the aggregate appraised values of all Partnership properties as of that date are not sold or under contract for sale by the end of 1996. In conjunction with the vote, the General Partner will provide an analysis and recommendation regarding the advisability of liquidating the Partnership.

        Over the past year, the General Partner has examined several alternative methods to achieve the Partnership's goal of selling the Partnership's properties and liquidating the Partnership at the earliest practicable time consistent with achieving reasonable value for the Limited Partners' investment. As explained in the Partnership's May 5, 1993 Information Statement, "achieving reasonable value" has meant for the Partnership to balance receiving higher sales prices per property than their 1993 values while at the same time not waiting forever to sell at a theoretical "top of the market." Alternatives under consideration by the General Partner may include a property-by-property liquidation or selling all of the properties as a single portfolio. The General Partner has had preliminary discussions regarding disposition, in whole or in part, of the Partnership's properties with various potential purchasers of some or all of the Partnership's portfolio.

        In connection with its consideration of these alternatives, the General Partner has decided to treat its properties as held for sale instead of for investment for financial statement purposes. In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (see Note 2), the carrying value of these properties was evaluated to ensure that each property was carried on the Partnership's balance sheet at the lower of cost or fair value less selling costs. The General Partner estimated fair value for this purpose based on appraisals performed as of January 1, 1996. However, fair value can only be determined based upon sales to third parties, and sales proceeds could differ substantially.

        Based upon the General Partner's survey of the current marketplace, the General Partner believes, in fact, that in the relatively short term the Partnership's properties could generate sales prices that, in the

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(1)     Organization and Operations (Cont'd.)

        aggregate, could be materially less than their aggregate appraised values based upon an "Investment Value" appraisal model. The amount of the possible variance between the aggregate appraised values and potential sales prices cannot be reliably estimated at this time, because of the numerous variables that could affect the sales prices, including but not limited to the time frame in which the properties must be sold, method of sale (property-by-property or single transaction), prevailing capitalization rates at which comparable properties are being sold at the time of the Partnership's sales, constantly changing local market conditions and the state of leasing negotiations and capital expenditures for the properties at the time of sale.

(2)     Summary of Significant Accounting Policies

        Carrying Value of Real Estate

        In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," ("FAS 121"). This Statement requires that if the General Partner believes factors are present that may indicate long-lived assets are impaired, the undiscounted cash flows, before debt service, related to the assets should be estimated. If these estimated cash flows are less than the carrying value of the asset, then impairment is deemed to exist. If impairment exists, the asset should be written down to the estimated fair value.

        Further, assets held for sale, including any unrecoverable accrued rent receivable or capitalized leasing commissions, should be carried at the lower of carrying value or fair value less estimated selling costs. Any adjustment to carrying value is recorded as a valuation allowance against property held for sale. Each reporting period, the General Partner will review their estimates of fair value, which may be decreased or increased up to the original carrying value. Finally, assets held for sale are no longer depreciated. The General Partner adopted FAS 121 at December 31, 1995 and the adoption did not have a material impact on the Partnership's operations or financial position as prior to December 31, 1995 the Partnership had not had any properties held for sale.

        As noted above, as of December 31, 1995, the General Partner decided to account for the Partnership's properties as assets held for sale, assuming an average 12 month holding period, instead of for investment. Accordingly, the General Partner compared the carrying value for each property to its appraised value as of January 1, 1996. If the carrying value of the property and certain related assets was greater than its appraised value, less selling costs, the General Partner reduced the carrying value of the property by the difference. Using this methodology, the General Partner determined that Creek Edge Business Center, Flaircentre, and NorthTech had carrying values greater than they had appraised values, and therefore reduced their carrying values by $50,000, $600,000, and $350,000 to $3,802,000, $2,155,000 and
        $13,933,000, respectively.

        Prior to the adoption of FAS 121, provision was made for impairment loss if the General Partner determined that the carrying amount of the Partnership's investment in a real estate asset was not recoverable. The General Partner obtained third party appraisals on the Partnership's properties as required by the Partnership Agreement. If these appraisals indicated that certain of the Partnership's properties had market values below their then-current carrying values, the General Partner, considered

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(2)     Summary of Significant Accounting Policies (Cont'd.)

        Carrying Value of Real Estate (Cont'd.)

        the appraisals and analyzed the current and anticipated market conditions of the respective properties and determined if an impairment had occurred.

        At December 31, 1994, after evaluation of the Flaircentre, the General Partner estimated a $1,900,000 impairment of value as compared to its respective carrying value.

        Cash and Cash Equivalents

        The Partnership invests its excess cash balances in short-term investments (cash equivalents). These investments are stated at cost, which approximates market, and consist of money market, certificates of deposit and other non-equity-type cash investments. Cash equivalents at December 31, 1995 and 1994, totaled $899,000 and $930,000, respectively.

        Cash equivalents are defined as temporary non-equity investments with original maturities of three months or less, which can be readily converted into cash and are not subject to changes in market value.

        Depreciation

        Through December 31, 1995, depreciation expense was computed using the straight-line method. Rates used in the determination of depreciation were based upon the following estimated useful lives:

                                                                Years
                                                              ---------
                        Buildings                                 30
                        Building improvements                  3 to 30


        Revenue Recognition

        Rental income pertaining to operating lease agreements which specify scheduled rent increases or free rent periods, is recognized on a straight-line basis over the period of the related lease agreement.

        Income Taxes

        Income taxes are not levied at the Partnership level, but rather on the individual partners; therefore, no provision or liability for Federal and State income taxes has been reflected in the accompanying financial statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(2)     Summary of Significant Accounting Policies (Cont'd.)

        Following are the Partnership's assets and liabilities as determined in accordance with generally accepted accounting principles ("GAAP") and for federal income tax reporting purposes at December 31:

                                     1995                                        1994

                        GAAP Basis             Tax Basis            GAAP Basis             Tax Basis
                                              (Unaudited)                                 (Unaudited)
-----------------------------------------------------------------------------------------------------
 Total Assets           $34,850,000           $44,456,000           $37,505,000           $46,939,000
 Total Liabilities      $   448,000           $   448,000           $   391,000           $   391,000


        Following are the differences between Financial Statement and tax return income:


                                                           1995                  1994                   1993
------------------------------------------------------------------------------------------------------------
 Net income (loss) per financial Statements         $  (653,000)          $(1,531,000)             $ 478,000

 Adjustment to carrying value of real estate          1,000,000             1,900,000                      -

 Adjustment to carrying value
 of Cooper Village                                      571,000                     -                      -

 Depreciation differences on
 investments in real estate                             (91,000)             (163,000)              (110,000)

 Other                                                   95,000               173,000                101,000
------------------------------------------------------------------------------------------------------------
 Taxable income per Federal tax return
 (unaudited)                                        $   922,000           $   379,000              $ 469,000
============================================================================================================


        Earnings and Distributions Per Unit

        The Partnership Agreement does not designate investment interests in units. All investment interests are calculated on a "percent of Partnership" basis, in part to accommodate reduced rates on sales commissions for subscriptions in excess of certain specified amounts.

        A Limited Partner who was charged a reduced sales commission or no sales commission was credited with proportionately larger Invested Capital and therefore had a disproportionately greater interest in the capital and revenues of the Partnership than a Limited Partner who paid commissions at a higher rate. As a result, the Partnership has no set unit value as all accounting, investor reporting and tax information is based upon each investor's relative percentage of Invested Capital. Accordingly, earnings or loss per unit is not presented in the accompanying Financial Statements.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(2)     Summary of Significant Accounting Policies (Cont'd.)

        Significant Customers

        Rental income from International Business Machines, Inc., totaled $0 in 1995, $22,000 in 1994, $639,000 in 1993, or approximately 0%, .5% and
        13%, respectively, of the Partnership's total rental income. In addition, rental income from Penril, Inc., totaled $1,054,000 in 1995 and $1,107,000 in 1994 and $1,070,000 in 1993; or approximately 20%,
        25%, 22% of total rental income for 1995, 1994, and 1993, respectively.

        Estimations

        The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Investment in Cooper Village Partners

        The Partnership uses the equity method of accounting to account for its investment in Cooper Village Partners inasmuch as control of Cooper Village Partners is shared jointly between the Partnership and Damson/Birtcher Realty Income Fund-II, Limited Partnership. The accounting policies of Cooper Village Partners are consistent with those of the Partnership.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(3)     Investment in Cooper Village Partners

        During 1987 and 1988, Cooper Village Partners ("CV Partners"), a California general partnership consisting solely of the Partnership and Damson/Birtcher Realty Income Fund-II, Limited Partnership ("Fund II"), an affiliated limited partnership, acquired Cooper Village. In connection therewith, the Partnership and Fund-II contributed capital of $4,300,000 (42%) and $5,937,000 (58%), respectively, and share in the profits, losses and distributions of CV Partners in proportion to their respective ownership interests. Condensed summary financial information for CV Partners is presented below.

                                                                                  DECEMBER 31,
                                                                         ------------------------------------
                                                                            1995                      1994
                                                                         ------------------------------------
                 Property held for sale (net of
                   valuation allowance of
                   $1,360,000)                                           $6,386,000                $       -
                 Land, Buildings and
                   Equipment (net)                                               -                  7,967,000
                 Cash and Other Assets                                      533,000                   521,000
                                                                         ----------                ----------

                   Total Assets                                          $6,919,000                $8,488,000
                                                                         ==========                ==========
                 Accounts Payable and
                   Accrued Liabilities                                   $  111,000                $   85,000
                 Partners' Capital                                        6,808,000                 8,403,000
                                                                         ----------                ----------

                 Total Liabilities and
                   Partners' Capital                                     $6,919,000                $8,488,000
                                                                         ==========                ==========

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(3)      Investment in Cooper Village Partners (Cont'd.)

                                                                      YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------
                                                               1995              1994              1993
                                                           -------------------------------------------------
         Rental and Other Income                           $ 1,046,000        $1,023,000          $ 989,000
         Operating and Other Expenses                         (498,000)         (428,000)          (466,000)
         Adjustment to Carrying Value
           of Real Estate                                   (1,360,000)                -                  -
         Depreciation and Amortization                        (253,000)         (256,000)          (252,000)
                                                           ------------       -----------         ----------

         Net Income (Loss)                                 $(1,065,000)       $  339,000          $ 271,000
                                                           ============       ===========         ==========

(4)      Transactions with Affiliates

         The Partnership has no employees and, accordingly, the General Partner and its affiliates perform services on behalf of the Partnership in connection with administering the affairs of the Partnership. The General Partner and affiliates are reimbursed for their general and administrative costs actually incurred and associated with services performed on behalf of the Partnership. For the years ended December 31, 1995, 1994 and 1993, the Partnership was charged with approximately $151,000, $130,000 and $153,000, respectively, of such expenses. On November 1, 1993, the General Partner elected to terminate the Partnership's property management agreements with an unaffiliated third party. On that date, the General Partner entered into new property management agreements with Birtcher Properties, an affiliate of the General Partner. The contract encompasses terms at least as favorable to the Partnership as the terminated contracts with the unaffiliated third party and is terminable by the Partnership upon 60 days' notice to Birtcher Properties. Fees paid to the General Partner's affiliate for property management services are not to exceed 6% of the gross receipts from the properties under management, provided that leasing services are performed, otherwise not to exceed 3%. Such fees amounted to approximately $193,000, $173,000 and $28,000 for the years ended December 31, 1995, 1994 and 1993, respectively. In addition, an affiliate of the General Partner received $100,000, $90,000 and $15,000, respectively, for the years ended December 31, 1995, 1994 and 1993, as reimbursement of costs for on-site property management personnel and other reimbursable costs. In addition to the aforementioned, an affiliate of the General Partner was also paid $37,000, $38,000 and $7,000, related to the Partnership's portion
         (42%) of property management fees, leasing fees, reimbursement of on-site property management personnel and other reimbursable expenses for Cooper Village Partners for the years ended December 31, 1995, 1994 and 1993, respectively.

         The amended Partnership Agreement provides for the Partnership's payment to the General Partner of an annual asset management fee equal to .75% of the aggregate appraised value of the Partnership's properties as determined by independent appraisal undertaken in January of each year. Such fees for the year ended December 31, 1995, 1994 and 1993, amounted to $240,000, $235,000 and $235,000, respectively. In addition, the amended Partnership Agreement provides for payment to the General Partner of a leasing fee for services rendered in connection with leasing space in a Partnership property after the expiration or termination of any lease of such space. Fees for leasing services for the year ended December 31, 1995, 1994 and 1993, amounted to $24,000, $34,000 and $12,000 respectively. In addition, to the aforementioned, the General Partner was also paid $24,000, $22,000 and $22,000, related to the Partnership's portion (42%) of asset management fees for Cooper Village Partners for the

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(4)      Transactions with Affiliates (Cont'd.)

         years ended December 31, 1995, 1994 and 1993, respectively.

(5)      Commitments and Contingencies

         Future Minimum Annual Rentals

         The Partnership has determined that all leases which had been executed as of December 31, 1995, are properly classified as operating leases for financial reporting purposes.

         Future minimum annual rental income to be received under such leases as of December 31, 1995, is as follows:

        Year Ending December 31,
        ------------------------
                  1996                             $ 3,614,000
                  1997                               2,835,000
                  1998                               2,691,000
                  1999                               2,096,000
                  2000                                 478,000
               Thereafter                            1,070,000
                                                   -----------
                                                   $12,784,000
                                                   ===========

        Certain of these leases also provide for, among other things: tenant reimbursements to the Partnership of certain operating expenses; payments of additional rents in amounts equal to a set percentage of the tenant's annual revenue in excess of specified levels; and escalations in annual rents based upon the Consumer Price Index.

        Litigation

        The Partnership is not a party to any pending legal proceedings other than ordinary routine litigation incidental to its business. It is the General Partner's belief that, the outcome of these proceedings will not be material to the business, financial condition, or results of operations of the Partnership.

(6)     Accounts Payable and Accrued Liabilities

        Accounts payable and accrued liabilities consist of the following:

                                                               DECEMBER 31,
                                                          ------------------------
                                                            1995           1994
                                                          ------------------------
        Real estate taxes                                 $163,000        $156,000
        Security deposits                                  201,000         161,000
        Accounts payable and other                          84,000          74,000
                                                          --------        --------

                                                          $448,000        $391,000
                                                          ========        ========

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(7)     Allowance for Doubtful Accounts


                                                                     Year Ended December 31,
                                                        -------------------------------------------
                                                         1995            1994               1993
                                                        -------------------------------------------
 Balance at beginning of year                          $      -        $ 40,000           $ 34,000
 Additions charged to expense                            30,000               -             40,000

 Write-offs                                             (16,000)        (40,000)           (34,000)
                                                        --------       ---------          ---------
 Balance at end of year                                $ 14,000        $      -           $ 40,000
                                                       =========       =========          =========


(8)     Subsequent Events

        On February 28, 1996, the Partnership made an aggregate cash distribution of $631,000 to its Limited Partners.

        In February 1996, the General Partner entered into a contract to sell Flaircentre for $2,300,000. The property is currently in escrow, and closing of the sale is subject to the buyer obtaining financing, a conditional use permit, planning commission approval, and other minor contingencies. Escrow is currently scheduled to close on or before May 29, 1996.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP
                        --------------------------------

                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1995
                             (AMOUNTS IN THOUSANDS)

   COL. A                COL. C              COL. D                          COL. E                 COL. F      COL. H     COL. I
   ------                ------              ------                          ------                 ------      ------     ------
                                         COSTS CAPITALIZED
                      INITIAL COST          SUBSEQUENT                GROSS AMOUNT AT WHICH
                   TO PARTNERSHIP (C)   TO THE ACQUISITION        CARRIED AT CLOSE OF PERIOD (B)
                   ------------------   ------------------        ------------------------------
                                                                                                  ACCUMULATED
                           BUILDINGS AND                CARRYING          BUILDINGS AND          DEPRECIATION    DATE   DEPRECIABLE
DESCRIPTION (A)      LAND  IMPROVEMENTS  IMPROVEMENTS COSTS (B),(D)  LAND IMPROVEMENTS TOTAL (E)      (E)      ACQUIRED   LIFE (F)
---------------------------------------------------------------------------------------------------------------------------------
Creek Edge
  Business Center,
Eden Prairie, MN    $  746    $ 4,435        $  588     $   (50)    $  746   $ 4,973    $ 5,719      $1,917    07/01/86    30 years

The Forum
Wauwatosa, WI        1,109      5,209         1,584      (1,392)       827     5,683      6,510       2,431    08/28/86    30 years

Flaircentre
El Monte, CA         1,551      4,172           357      (2,500)       941     2,639      3,580       1,425    11/14/86    30 years

NorthTech
Gaithersburg, MD     3,285     19,851         1,664      (4,650)     2,684    17,466     20,150       6,217    12/30/86    30 years

Martinazzi Square
Tualatin, OR         1,732      5,199           215        (150)     1,708     5,288      6,996       1,508    12/23/87    30 years
                    ------    -------        ------     --------    ------   -------    -------     -------

TOTAL               $8,423    $38,866        $4,408     $(8,742)    $6,906   $36,049    $42,955     $13,498
                    ======    =======        ======     ========    ======   =======    =======     =======

NOTE:  Columns B and G are either none or are not applicable.

See notes to table on following page.

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO SCHEDULE III

(a) For a description of the properties, see "Item 2. Properties." This schedule does not include the investment in Cooper Village Partners which is accounted for under the equity method of accounting.

(b) At December 31, 1995, the General Partner determined that Creek Edge Business Center, Flaircentre and NorthTech had carrying values greater than they had appraised values less selling costs, and therefore provided a valuation allowance of $1,000,000 against the properties held for sale.

        At December 31, 1994, after evaluation of the Flaircentre, the General Partner estimated a $1,900,000 impairment of value as compared to its respective carrying value.

        The aggregate cost of land, buildings and improvements for Federal income tax purposes (unaudited) was $50,743,000 as of December 31, 1995. The differences between the aggregate cost of land, buildings and improvements for tax reporting purposes as compared to costs for financial reporting purposes are primarily attributable to: 1) amounts received under rental agreements for non-occupied space, which were recorded as income for tax reporting purposes but were recorded as a reduction of the corresponding property basis for financial reporting purposes, and; 2) the adjustments to the carrying value of real estate for financial statement purposes no effect for tax reporting purposes.

(c) The initial cost to the Partnership includes acquisition fees paid to the General Partner.

(d) Amounts represent funds received from the sellers subsequent to acquisition under rental agreements for non-occupied space and include adjustments to carrying value of real estate.

(e)                        RECONCILIATION OF REAL ESTATE


                                                                          DECEMBER 31,
                                                      ------------------------------------------------------
                                                          1995                1994                  1993
                                                      ------------------------------------------------------
Balance at beginning of year                          $43,289,000          $44,916,000           $44,601,000
  Additions during the year:
    Improvements                                          666,000              273,000               315,000
  Reductions during the year:
    Adjustment to the carrying
    value of real estate                               (1,000,000)          (1,900,000)                    -
                                                      ------------         ------------          -----------

Balance at end of year                                $42,955,000          $43,289,000           $44,916,000
                                                      ============         ============          ===========

                        REAL ESTATE INCOME PARTNERS III,
                                LIMITED PARTNERSHIP
                        ----------------------------------

NOTES TO SCHEDULE III (Cont'd.)

(e)     (Cont'd)

                   RECONCILIATION OF ACCUMULATED DEPRECIATION



                                                                        DECEMBER 31,
                                                       -------------------------------------------------
                                                         1995               1994                1993
                                                       -------------------------------------------------
Balance at beginning of year                           $11,955,000        $10,494,000        $ 8,944,000
Depreciation expense                                     1,543,000          1,461,000          1,550,000
                                                       -----------        -----------        -----------

Balance at end of year                                 $13,498,000        $11,955,000        $10,494,000
                                                       ===========        ===========        ===========


(f) Through December 31, 1995, depreciation expense was computed based upon the following estimated useful lives:

                                                                  Years
                                                                ---------
                         Buildings                                 30
                         Building improvements                   3 to 30

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                        ----------------------------------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To Damson/Birtcher Realty Income Fund-II, Limited Partnership and
Real Estate Income Partners III, Limited Partnership as
General Partners of Cooper Village Partners:




We have audited the financial statements of Cooper Village Partners, a general partnership, as listed in the accompanying index. In connection with our audits of the financial statements, we also have audited the financial statement schedule listed in the accompanying index. These financial statements and the financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cooper Village Partners as of December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in note 2 to the financial statements, on December 31, 1995, Cooper Village Partners adopted Statement of Financial Accounting
Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of."



                                        KPMG PEAT MARWICK LLP




Orange County, California
March 28, 1996

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

                                 BALANCE SHEETS
                                 --------------



                                                                                   DECEMBER 31,
                                                                         ------------------------------------
                                                                            1995                      1994
                                                                         ------------------------------------
ASSETS
------

Property held for sale (net of valuation
  allowance of $1,360,000)                                               $ 6,386,000              $         -
                                                                         -----------              -----------
Investments in real estate, net:
   Land                                                                            -                2,748,000
   Buildings and improvements                                                      -                6,754,000
                                                                         -----------              -----------
                                                                                   -                9,502,000

   Less accumulated depreciation                                                   -               (1,535,000)
                                                                         -----------              -----------
                                                                                   -                7,967,000

Cash and cash equivalents                                                    408,000                  400,000
Accounts receivable                                                           45,000                   37,000
Accrued rent receivable                                                       57,000                   61,000
Prepaid expenses and other assets, net                                        23,000                   23,000
                                                                         -----------              -----------

                                                                         $ 6,919,000              $ 8,488,000
                                                                         ===========              ===========
LIABILITIES AND PARTNERS' CAPITAL
---------------------------------

Accounts payable and accrued liabilities                                 $   111,000              $    85,000
                                                                         -----------              -----------


Partners' capital                                                          6,808,000                8,403,000
                                                                         -----------              -----------

Commitments and contingencies                                                      -                        -
                                                                         -----------              -----------

                                                                         $ 6,919,000              $ 8,488,000
                                                                         ===========              ===========





   The accompanying notes are an integral part of these Financial Statements.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------



                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------
                                                           1995                 1994                  1993
                                                        ------------------------------------------------------
REVENUES:
   Rental income                                         $1,025,000           $1,010,000            $  971,000
   Interest and other income                                 21,000               13,000                18,000
                                                         -----------          ----------            ----------

     Total revenues                                       1,046,000            1,023,000               989,000
                                                         -----------          ----------            ----------


EXPENSES:
   Operating expenses                                       296,000              284,000                316,000
   Real estate taxes                                        136,000               85,000                86,000
   Depreciation and amortization                            253,000              256,000                252,000
  Adjustment to carrying value of
    real estate                                           1,360,000                    -                     -
   General and administrative                                66,000               59,000                64,000
                                                        ------------          ----------            ----------

     Total expenses                                       2,111,000              684,000               718,000
                                                        ------------          ----------            ----------

NET INCOME (LOSS)                                       $(1,065,000)          $  339,000            $  271,000
                                                        ============          ==========            ==========





   The accompanying notes are an integral part of these Financial Statements.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                   ------------------------------------------



                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                        1995, 1994 AND 1993

                                                      GENERAL                  GENERAL
                                                      PARTNER                  PARTNER              TOTAL
                                                  DAMSON/BIRTCHER            REAL ESTATE
                                                   REALTY INCOME                INCOME
                                                      FUND II                PARTNERS III
                                                  -----------------------------------------------------------
Balance, December 31, 1992                           $5,095,000               $3,787,000           $8,882,000

   Net income                                           157,000                  114,000              271,000
   Distributions                                       (330,000)                (238,000)            (568,000)
                                                     -----------             ------------          -----------


Balance, December 31, 1993                            4,922,000                3,663,000            8,585,000

  Net income                                            197,000                  142,000              339,000
  Distributions                                        (302,000)                (219,000)            (521,000)
                                                     -----------             ------------          -----------


Balance, December 31, 1994                            4,817,000                3,586,000            8,403,000

   Net loss                                            (618,000)                (447,000)          (1,065,000)
   Distribution                                        (307,000)                (223,000)            (530,000)
                                                     -----------             ------------          -----------


Balance, December 31, 1995                           $3,892,000              $ 2,916,000           $6,808,000
                                                     ===========             ============          ===========





   The accompanying notes are an integral part of these Financial Statements.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------


                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------
                                                               1995                1994               1993
                                                          ---------------------------------------------------
Cash flows from operating activities:
Net income (loss)                                          $(1,065,000)       $  339,000          $   271,000
Adjustments to reconcile net income (loss)
   to net cash provided by
   operating activities:
     Depreciation and amortization                             253,000           256,000              252,000
    Adjustment to carrying value of
       real estate                                           1,360,000                 -                    -

Changes in:
   Accounts receivable                                          (8,000)            2,000               67,000
   Accrued rent receivable                                       4,000                 -                4,000
   Prepaid expenses and other assets                           (10,000)           (1,000)              (8,000)
   Accounts payable and accrued
     liabilities                                                26,000             6,000              (22,000)
                                                           ------------       -----------         ------------
Net cash provided by operating
   activities                                                  560,000           602,000              564,000

Cash flows from investing activities:
   Investments in real estate                                  (22,000)          (70,000)            (105,000)

Cash flows from financing activities:
   Distributions                                              (530,000)         (521,000)            (568,000)
                                                           ------------       -----------         ------------

Net increase (decrease) in cash and
   cash equivalents                                              8,000            11,000             (109,000)

Cash and cash equivalents,
  beginning of year                                            400,000           389,000              498,000
                                                           ------------       -----------         ------------

Cash and cash equivalents,
  end of year                                              $   408,000        $  400,000          $   389,000
                                                           ============       ===========         ============





   The accompanying notes are an integral part of these Financial Statements.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS

(1)     Organization

        Cooper Village Partners, (the "Partnership") was formed on December 18, 1987 under the laws of the State of California. The General Partners of the Partnership are Damson Birtcher Realty Income Fund II, Limited Partnership ("Fund II") and Real Estate Income Partners III, Limited Partnership ("Fund III"). During 1987 and 1988, The Partnership acquired Cooper Village Shopping Center in Mesa, Arizona. In connection with this acquisition, Fund II and Fund III contributed capital of $5,937,000 (58%) and $4,300,000 (42%), respectively. Fund
        II and Fund III share in the profits, losses and distributions of the Partnership in proportion to their respective ownership interests. The Partnership maintains its accounting records and prepares its financial statements in accordance with generally accepted accounting principles.

        Over the past year, the General Partners have examined several alternative methods to achieve their goal of selling their properties and ultimately liquidating at the earliest practicable time consistent with achieving reasonable value for their Limited Partners' investment. As explained in the General Partners' May 5, 1993 Information Statements, "achieving reasonable value" has meant for the Partnership to balance receiving higher sales prices per property than their 1993 values while at the same time not waiting forever to sell at a theoretical "top of the market." Alternatives under consideration by the General Partners may include a property-by-property liquidation or selling all of the properties as a single portfolio. The General Partners have had preliminary discussions regarding disposition, in whole or in part, of their properties with various potential purchasers of some or all of the Partnership's portfolio.

        In connection with their consideration of these alternatives, the General Partners have decided to treat their properties, as well as the Partnership's property, as held for sale, instead of for investment, for financial statement purposes. In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (see
        Note 2), the carrying value of the Partnership's property was evaluated to ensure it was carried on the Partnership's balance sheet at the lower of cost or fair value less selling costs. The General Partners estimated fair value for this purpose was based on an appraisal performed as of January 1, 1996. However, fair value can only be determined based upon sales to third parties, and sales proceeds could differ substantially.

        Based upon the General Partners' survey of the current marketplace, the General Partners believe, in fact, that in the relatively short term the Partnership's property could generate a sales price that could be materially less than its appraised value based upon an "Investment Value" appraisal model. The amount of the possible variance between the appraised value and potential sales price cannot be reliably estimated at this time, because of the numerous variables that could affect the sales price, including but not limited to the time frame in which the property must be sold, method of sale, prevailing capitalization rates at which comparable properties are being sold at the time of the Partnership's sale, constantly changing local market conditions and the state of leasing negotiations and capital expenditures for the property at the time of sale.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(2)     Summary of Significant Accounting Policies

        Carrying Value of Real Estate

        In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," ("FAS 121"). This Statement requires that if the General Partners believe factors are present that may indicate long-lived assets are impaired, the undiscounted cash flows, before debt service, related to the assets should be estimated. If these estimated cash flows are less than the carrying value of the asset, then impairment is deemed to exist. If impairment exists, the asset should be written down to the estimated fair value.

        Further, assets held for sale, including any unrecoverable accrued rent receivable or capitalized leasing commissions, should be carried at the lower of carrying value or fair value less estimated selling costs. Any adjustment to carrying value is recorded as a valuation allowance against property held for sale. Each reporting period, the General Partners will review their estimate of fair value, which may be decreased or increased up to the original carrying value. Finally, assets held for sale are no longer depreciated. The General Partners adopted FAS 121 at December 31, 1995 and the adoption did not have a material impact on the Partnership's operations or financial position as prior to December 31, 1995 the Partnership had not had any property held for sale.

        As of December 31, 1995 the General Partners decided to account for the Partnership's property as an asset held for sale, assuming an average 12 month holding period, instead of for investment. Accordingly, the General Partners compared the carrying value of the property to its appraised value as of January 1, 1996. The carrying value of the property and certain related assets was greater than its appraised value, less selling costs, and the General Partners reduced the carrying value of the property by the difference of $1,360,000.

        Prior to the adoption of FAS 121, provision was made for impairment loss if the General Partners determined that the carrying amount of the Partnership's investment in a real estate asset was not recoverable. The General Partners obtained a third party appraisal on the Partnership's property as required by the Partnership Agreement. If this appraisal indicated that the Partnership's property had a market value below its then-current carrying value, the General Partners considered the appraisal and analyzed the current and anticipated market conditions of the respective property and determined if an impairment had occurred.

        Cash and Cash Equivalents

        The Partnership invests its excess cash balances in short-term investments ("cash equivalents"). These investments are stated at cost, which approximates market, and consist of money market accounts, certificates of deposit and other non-equity-type cash investments. Cash equivalents at December 31, 1995 and 1994, totaled $407,000 and $392,000, respectively. Cash equivalents are defined as temporary non-equity investments with original maturities of three months or less, which can be readily converted into cash and are not subject to changes in market value.

        Depreciation

        Through December 31, 1995, depreciation expense was computed using the straight-line method. Rates

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

2)      Summary of Significant Accounting Policies (Cont'd.)

        Depreciation (Cont'd.)

        used in the determination of depreciation were based upon the following estimated useful lives:

                                                          Years
                                                        ---------
                  Buildings                                 30

                  Building improvements                  3 to 30


        Revenue Recognition

        Rental income pertaining to operating lease agreements which specify scheduled rent increases or free rent periods, is recognized on a straight-line basis over the period of the related lease agreement.

        Estimations

        The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Income Taxes

        Income taxes are not levied at the Partnership level, therefore, no provision or liability for Federal and State income taxes has been reflected in the accompanying financial statements.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

2)      Summary of Significant Accounting Policies (Cont'd.)

        Income Taxes (Cont'd.)

        Following are the Partnership's assets and liabilities as determined in accordance with generally accepted accounting principles ("GAAP") and for federal income tax reporting purposes at December 31:

                                     1995                                        1994

                        GAAP Basis             Tax Basis            GAAP Basis             Tax Basis
                                              (Unaudited)                                 (Unaudited)
-----------------------------------------------------------------------------------------------------
 Total Assets           $ 6,919,000           $ 8,279,000           $ 8,488,000           $ 8,488,000
 Total Liabilities      $   111,000           $   111,000           $    85,000           $    85,000


        Following are the differences between Financial Statement and tax return income:


                                                       1995                 1994                 1993
------------------------------------------------------------------------------------------------------------
 Net income (loss) per Financial Statements          $(1,065,000)         $  339,000             $  271,000

 Depreciation differences on investments in
 real estate                                              25,000              26,000                 23,000

 Adjustment to carrying value of real
 estate                                                1,360,000                   -                      -



 Other                                                     4,000             (13,000)               (12,000)
-------------------------------------------------------------------------------------------------------------
 Taxable income per Federal tax return
 (unaudited)                                         $   324,000          $  352,000             $  282,000
=============================================================================================================

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(3)     Transactions with Affiliates

        The Partnership has no employees and, accordingly, Birtcher Properties, an affiliate of the General Partner of Fund II and Fund III and its affiliates perform services on behalf of the Partnership in connection with administering the affairs of the Partnership. Birtcher Properties and affiliates are reimbursed for their general and administrative costs actually incurred and associated with services performed on behalf of the Partnership. For the years ended December 31, 1995, 1994 and 1993, the Partnership was charged with approximately $0, $0 and $1,000, respectively, of such expenses.

        On November 1, 1993, the Partnership elected to terminate the Partnership's property management agreement with an unaffiliated third party. On that date, the Partnership entered into a new property management agreement with Birtcher Properties. The contract encompasses terms at least as favorable to the Partnership as the terminated contract with the unaffiliated third party, and is terminable by the Partnership upon 60 days' notice to Birtcher Properties. Fees paid to Birtcher Properties for services were not to exceed 6% of the gross receipts from the properties under management provided that leasing services were performed, otherwise not to exceed 3%. Such fees amounted to approximately $52,000 in 1995, $52,000 in 1994 and $10,000 in 1993. In addition, Birtcher Properties received $33,000 in 1995, $32,000 in 1994 and $5,000 in 1993, as reimbursement of costs for on-site property management personnel and other reimbursable costs.

        The amended Partnership Agreements for Fund II and Fund III provide for payments to Birtcher Properties or its affiliates of an annual asset management fee equal to .75% of the aggregate appraised value of Cooper Village as determined by independent appraisal undertaken in January of each year. Such fees for the years ended December 31, 1995, 1994 and 1993, amounted to $58,000, $53,000 and $53,000, respectively. In addition, the amended Partnership Agreements for Fund II and Fund III provide for payment to Birtcher Properties or its affiliates of a leasing fee for services rendered in connection with leasing space in the Partnership property after the expiration or termination of any lease of such space including renewal options. Fees for leasing services for the years ended December 31, 1995, 1994 and 1993, amounted to $2,000, $5,000 and $1,000, respectively.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(4)     Commitments and Contingencies

        Litigation

        The Partnership is not a party to any material pending legal proceedings other than ordinary routine litigation incidental to its business. It is the General Partners' belief, that the outcome of these proceedings will not be material to the business, financial condition, or results of operations of the Partnership.

        Future Minimum Annual Rentals

        The Partnership has determined that all leases which had been executed as of December 31, 1995, are properly classified as operating leases for financial reporting purposes. Future minimum annual rental income to be received under such leases as of December 31, 1995, are as follows:

                    Year Ending December 31,
                    ------------------------
                                  1996                    $  693,000
                                  1997                       552,000
                                  1998                       437,000
                                  1999                       367,000
                                  2000                       325,000
                                  Thereafter               1,830,000
                                                          ----------
                                                          $4,204,000
                                                          ==========


        Certain of these leases also provide for, among other things: tenant reimbursements to the Partnership of certain operating expenses; payments of additional rents in amounts equal to a set percentage of the tenant's annual revenue in excess of specified levels; and escalations in annual rents based upon the Consumer Price Index.

(5)     Accounts Payable and Accrued Liabilities

        Accounts payable and accrued liabilities consist of the following:

                                                     DECEMBER 31,
                                              --------------------------
                                                1995              1994
                                              --------------------------
        Real estate taxes                     $68,000            $43,000
        Accounts payable and other              8,000              8,000
        Security deposits                      35,000             34,000
                                             --------            -------

                                             $111,000            $85,000
                                             ========            =======


(6)     Allowance for Doubtful Accounts


                                                            1995               1994              1993
                                                          ---------------------------------------------
        Balance at beginning of year                      $      -           $13,000           $ 30,000
        Additions charged to expense                             -                 -                  -
        Write-offs                                               -           (13,000)           (17,000)
                                                          --------           --------          ---------

        Balance at end of year                            $      -           $     -           $ 13,000
                                                          ========           ========          =========

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (Cont'd.)

(7)     Subsequent Events

        On March 8, 1996, the Partnership made an aggregate cash distribution of $140,000 to its General Partners.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1995
                             (AMOUNTS IN THOUSANDS)



   COL. A                COL. C              COL. D                          COL. E                 COL. F     COL. H     COL. I
   ------                ------              ------                          ------                 ------     ------     ------
                                         COSTS CAPITALIZED
                      INITIAL COST          SUBSEQUENT                GROSS AMOUNT AT WHICH
                   TO PARTNERSHIP (C)   TO THE ACQUISITION        CARRIED AT CLOSE OF PERIOD (B)
                   ------------------   ------------------        ------------------------------
                           BUILDINGS AND                CARRYING          BUILDINGS AND         ACCUMULATED     DATE   DEPRECIABLE
DESCRIPTION (A)      LAND  IMPROVEMENTS  IMPROVEMENTS   COSTS (b)  LAND   IMPROVEMENTS   TOTAL  DEPRECIATION  ACQUIRED   LIFE (F)
----------------------------------------------------------------------------------------------------------------------------------
Cooper Village
  Shopping Center   $2,756    $ 6,430       $715        $(1,737)  $2,748    $ 5,416     $8,164     $1,778   12/30/87 and  30 years
                                                                                                            12/30/88

                    ------    -------       ----        --------   ------    -------     ------     ------
TOTAL               $2,756    $ 6,430       $715        $(1,737)   $2,748    $ 5,416     $8,164     $1,778
                    ======    =======       ====        ========   ======    =======     ======     ======


NOTE:  Columns B and G are either none or are not applicable.

                            COOPER VILLAGE PARTNERS
                            (A GENERAL PARTNERSHIP)
                            -----------------------

NOTES TO SCHEDULE III

(a)     For a description of the property, see "Item 2.  Properties."

(b) At December 31, 1995, the General Partner determined that the Partnership property had a carrying value greater than its appraised value and therefore provided a valuation allowance of $1,360,000 against the property held for sale.

(c) The initial cost to the Partnership includes acquisition fees paid to Birtcher Investments and Equity Properties Inc.

(d) Through December 31, 1995, depreciation was computed based upon the following estimated useful lives.


                                                               Years
                                                               ------
                 Buildings                                       30
                 Building Improvements                         3 to 30

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        --------------------------------

                                    PART III

Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 10.         DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The Partnership and the General Partner have no directors or executive officers. The General Partner of the Partnership is Birtcher/Liquidity Properties, a California general partnership of which Birtcher Investors, a California limited partnership, and LF Special Fund I, L.P., a California limited partnership, are the general partners. Under the terms of the Partnership Agreement, Birtcher Investors is responsible for the day-to-day management of the Partnership's assets.

The general partner of LF Special Fund I, L.P., is Liquidity Fund Asset Management, Inc., a California corporation affiliated with Liquidity Financial Group, L.P. The principals and officers of Liquidity Fund Asset Management, Inc. are as follows:

            -    Richard G. Wollack, Chairman of the Board
            -    Brent R. Donaldson, President
            -    Deborah M. Richard, Financial Officer

The general partner of Birtcher Investors is Birtcher Investments, a California general partnership. Birtcher Investments' general partner is Birtcher Limited, a California limited partnership and its general partner is BREICORP, a California corporation. The principals and relevant officers of BREICORP are as follows:

            -    Ronald E. Birtcher, Co-Chairman of the Board
            -    Arthur B. Birtcher, Co-Chairman of the Board
            -    Robert M. Anderson, Executive Director

Item 11.         EXECUTIVE COMPENSATION

The following table sets forth the fees, compensation and other expense reimbursements paid to the General Partner and its affiliates in all capacities for each year in the three-year period ended December 31, 1995.

                                                                           YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------
                                                                 1995                1994                1993
                                                               ------------------------------------------------
General Partner's 1% share of
  distributable cash                                           $ 21,000            $ 18,000            $ 21,000
Asset management fees                                           240,000             235,000             235,000
Property management fees(1)                                     193,000             173,000              28,000
Leasing fees                                                     24,000              34,000              12,000
Property management expense
  reimbursements(1)                                             100,000              90,000              15,000
Other expense reimbursements                                    151,000             130,000             153,000
                                                               --------            --------            --------

TOTAL                                                          $729,000            $680,000            $464,000
                                                               ========            ========            ========

--------------------
(1) The General Partner did not provide property management services to the Partnership's properties from November 1, 1991 through October 31, 1993 and, consequently, the General Partner did not receive any similar compensation during the first ten months of 1993.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        --------------------------------


Item 12.         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 31, 1995, there was no entity or individual holding more than 5% of the Limited Partnership interests of the Registrant.

Item 13.         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For information concerning transactions to which the Registrant was or is to be a party in which the General Partner or its affiliates had or are to have a direct or indirect interest, see Notes 1, 3 and 4 to the Financial Statements in Item 8, which information is incorporated herein by reference.


                                    PART IV

Item 14.         EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM
                 8-K

a)      1. and 2.  Financial Statements and Financial Statements Schedules:

        See accompanying Index to Financial Statements and Schedules to Item 8, which information is incorporated herein by reference.

        3.       Exhibits:

                 Articles of Incorporation and Bylaws

                 (a) Agreement of Limited Partnership incorporated by reference to Exhibit No. 3.1 to the Partnership's registration statement on Form S-11 (Commission File No. 33-2132), dated December 13, 1985, filed under the Securities Act of 1933.

        10.      Material Contracts

                 (a) Agreement of Purchase and Sale of Real Property (Cooper Village, Phase I) dated November 13, 1987, by and between Broadway Village Partners and Birtcher Acquisition Corporation incorporated by reference to Form 8-K, as filed December 30, 1987.

                 (b) Agreement of General Partnership, dated December 15, 1987, by and between Damson/Birtcher Realty Income Fund-II, Limited Partnership and Real Estate Income Partners III, Limited Partnership, incorporated by reference to Form 8-K, as filed December 30, 1987.

                 (c) Agreement of Purchase and Sale of Real Property (Martinazzi Square), dated December 22, 1987, by and between Hayden-Woodbury Tualatin and Birtcher Acquisition Corporation incorporated by reference to Form 8-K, as filed December 23, 1987.

                 (d) Property Management Agreement dated October 24, 1991, between Glenborough Management Corporation and the Registrant for Creek Edge Business Center, Flaircentre Office Park, The Forum, Martinazzi Square Shopping Center and NorthTech. Incorporated by reference to
                         Exhibit 1 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 20, 1991. (SUPERSEDED)

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        --------------------------------

Item 14.         EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM
                 8-K (Cont'd.)

        10.      Material Contracts (Cont'd.)

                 (e) Property Management Agreement dated October 24, 1991, between Glenborough Management Corporation and Cooper Village Partners for Cooper Village Shopping Center. Incorporated by reference to Exhibit 2 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1991. (SUPERSEDED)

                 (f) Agreement for Partnership Administrative Services dated October 24, 1991, between Glenborough Management Corporation and the Registrant for the services described therein. Incorporated by reference to
                         Exhibit 3 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1991. (SUPERSEDED)

                 (g) Property Management Agreement, dated October 29, 1993, between Birtcher Properties and the Registrant for Creek Edge Business Center, Flaircentre, The Forum, Martinazzi Square Shopping Center and NorthTech. Incorporated by reference to Exhibit 1 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993.

                 (h) Property Management Agreement, dated October 29, 1993, between Birtcher Properties and Cooper Village Partners for Cooper Village Shopping Center. Incorporated by reference to Exhibit 2 of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993.

        27.      Financial Data Schedule

        99.      Additional Exhibits

                 (a) Registrant's prospectus (Commission File No. 33-2132), dated April 7, 1986, as supplemented November 5, 1986, filed pursuant to Rule 424(c) under the Securities Act of 1933 is incorporated herein by reference.

b)      Reports on Form 8-K:

        None.

                        REAL ESTATE INCOME PARTNERS III,
                               LIMITED PARTNERSHIP
                        --------------------------------

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                            REAL ESTATE INCOME PARTNERS III,
                            LIMITED PARTNERSHIP

By:  BIRTCHER/LIQUIDITY     By:  BIRTCHER INVESTORS,
     PROPERTIES                  a California limited partnership
     (General Partner)
                                 By:  BIRTCHER INVESTMENTS,
                                      a California general partnership,
                                      General Partner of Birtcher
                                      Investors

                                      By:  BIRTCHER LIMITED,
                                           a California limited partnership,
                                           General Partner of Birtcher
                                           Investments

                                           By:  BREICORP,
                                                a California corporation,
                                                formerly known as Birtcher
                                                Real Estate Inc., General
                                                Partner of Birtcher Limited

Date:     March 30, 1996                        By:  /s/Robert M. Anderson
                                                     -------------------------------
                                                     Robert M. Anderson
                                                     Executive Director
                                                     BREICORP

                            By: LF Special Fund I, L.P.,
                                a California limited partnership

                                By:  Liquidity Fund Asset Management, Inc.,
                                     a California corporation, General Partner of LF
                                     Special Fund I, L.P.

Date:     March 30, 1996             By:  /s/ Brent R. Donaldson
                                          -----------------------------------------
                                          Brent R. Donaldson
                                          President
                                          Liquidity Fund Asset Management, Inc.


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Birtcher/Liquidity Properties (General Partner of the Registrant) and in the capacities and on the dates indicated.

      Signature                                  Capacity                                 Date
      ---------                                  --------                                 ----
/s/ Arthur B. Birtcher                    Co-Chairman of the Board -                 March 30, 1996
----------------------                    BREICORP
Arthur B. Birtcher

/s/ Ronald E. Birtcher                    Co-Chairman of the Board -                 March 30, 1996
----------------------                    BREICORP
Ronald E. Birtcher

/s/ Richard G. Wollack                    Chairman of Liquidity Fund                 March 30, 1996
----------------------                    Asset Management, Inc.
Richard G. Wollack

                                   FORM 10-Q
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                   QUARTERLY REPORT UNDER SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                   ----------------------------------------

For Quarter Ended           September 30, 1996
                     ----------------------------------------------------------

Commission file number            0-16027
                          -----------------------------------------------------

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Delaware                          13-3341425
-------------------------------------------------------------------------------
            (State or other jurisdiction of          (I.R.S. Employer
             incorporation or organization)          Identification No.)


 27611 La Paz Road, P.O. Box A-1, Laguna Niguel, California    92677-0100
-------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


                                  (714) 643-7700
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)


Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 12(g), 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.


                               Yes   X      No
                                    ---          ---

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
                         QUARTERLY REPORT ON FORM 10-Q
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996
                 ---------------------------------------------

                                     INDEX
                                     -----


                                                                                                               Page
                                                                                                               ----
PART I.          FINANCIAL INFORMATION

Item 1.          Financial Statements

                 Balance Sheets -
                 September 30, 1996 (Unaudited) and December 31, 1995 . . . . . . . . . . . . . . . . . .         3

                 Statements of Operations (Unaudited) -
                 Three and Nine Months Ended September 30, 1996 and 1995  . . . . . . . . . . . . . . . .         4

                 Statements of Cash Flows (Unaudited) -
                 Nine Months Ended September 30, 1996 and 1995  . . . . . . . . . . . . . . . . . . . . .         5

                 Notes to Financial Statements (Unaudited)  . . . . . . . . . . . . . . . . . . . . . . .         6

Item 2.          Management's Discussion and Analysis of
                 Financial Condition and Results of Operations  . . . . . . . . . . . . . . . . . . . . .         9


PART II.         OTHER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14

                         PART I.  FINANCIAL INFORMATION
                         ------------------------------

ITEM 1.  FINANCIAL STATEMENTS
         --------------------

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
                                 BALANCE SHEETS
              ----------------------------------------------------

                                                                     September 30,              December 31,
                                                                         1996                       1995
                                                                    --------------              ------------
                                                                      (Unaudited)                 (Note)
ASSETS
------

Properties held for sale (net of valuation
   allowance of $1,010,000 in 1996 and
   $1,000,000 in 1995)                                                $27,210,000              $29,457,000

Investment in Cooper Village Partners                                   2,903,000                2,916,000
Cash and cash equivalents                                                 860,000                  980,000
Accounts receivable (net of allowance for
   doubtful accounts of $13,000 in 1996 and
  $14,000 in 1995)                                                         26,000                   71,000
Accrued rent receivable                                                   799,000                  799,000
Prepaid expenses and other assets                                         628,000                  627,000
                                                                      -----------              -----------

                                                                      $32,426,000              $34,850,000
                                                                      ===========              ===========

LIABILITIES AND PARTNERS' CAPITAL
---------------------------------

Accounts payable and accrued liabilities                              $   475,000              $   448,000
                                                                      -----------              -----------

Partners' capital (deficit):
   Limited Partners                                                    32,159,000               34,607,000
   General Partner                                                       (208,000)                (205,000)
                                                                      -----------              -----------
                                                                        31,951,00               34,402,000

Commitments and contingencies                                                   -                        -
                                                                      -----------              -----------

                                                                      $32,426,000              $34,850,000
                                                                      ===========              ===========





Note: The balance sheet at December 31, 1995 has been prepared from the audited financial statements as of that date.



The accompanying notes are an integral part of these financial statements.

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
              ----------------------------------------------------

                                                Three Months Ended                         Nine Months Ended
                                                   September 30,                              September 30,
                                          -------------------------------          -------------------------------
                                             1996                1995                  1996                1995
                                          ----------           ----------          ----------           ----------
REVENUES
--------

Rental income                             $1,228,000           $1,304,000          $3,623,000           $3,869,000
Interest income                               12,000               20,000              41,000               49,000
Gain/(loss) on disposition
 of assets                                         -                    -             (13,000)                   -
                                          ----------           ----------          ----------           ----------

  Total revenues                           1,240,000            1,324,000           3,651,000            3,918,000
                                          ----------           ----------          ----------           ----------

EXPENSES
--------

Operating expenses                           315,000              316,000             900,000               933,000
Real estate taxes                            151,000              138,000             451,000               500,000
Depreciation and amortization                 32,000              437,000              98,000             1,234,000
General and administrative                   201,000              170,000             570,000               558,000
Adjustment to carrying value
 of real estate                              416,000                    -             610,000                    -
                                          ----------           ----------          ----------           ----------

  Total Expenses                           1,115,000            1,061,000           2,629,000            3,225,000
                                          ----------          ----------           ----------           ----------

Income before equity
 in earnings                                 125,000              263,000           1,022,000               693,000

Equity in earnings of Cooper
  Village Partners                            47,000               26,000             205,000               86,000
                                          ----------           ----------          ----------           ----------

NET INCOME                                $  172,000           $  289,000          $1,227,000           $  779,000
                                          ==========           ==========          ==========           ==========

NET INCOME ALLOCABLE TO:

  General Partner                         $    2,000           $    3,000          $   12,000           $    8,000
                                          ==========           ==========          ==========           ==========

  Limited Partners                        $  170,000           $  286,000          $1,215,000           $  771,000
                                          ==========           ==========          ==========           ==========





The accompanying notes are an integral part of these financial statements.

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
              ----------------------------------------------------

                                                                        Nine Months Ended September 30,
                                                                        -------------------------------
                                                                      1996                            1995
                                                                  -------------                   ------------

Cash flows from operating activities:
   Net income                                                      $ 1,227,000                    $   779,000
Adjustments to reconcile net income to
net cash provided by operating activities:
   Depreciation and amortization                                        98,000                     1,234,000
   Equity in earnings of Cooper Village
     Partners                                                         (205,000)                      (86,000)
   Adjustment to carrying value of real estate                         610,000                             -
  Loss on disposition of assets                                         13,000                             -
Changes in:
   Additions to properties held for sale                              (530,000)                            -
   Accounts receivable                                                  45,000                       (30,000)
   Accrued rent receivable                                                   -                       (51,000)
   Prepaid expenses and other assets                                   (98,000)                      (44,000)
   Accounts payable and accrued liabilities                             27,000                        84,000
                                                                   -----------                    ----------
Net cash provided by operating activities                            1,187,000                     1,886,000

Cash flows from investing activities:
   Investment in real estate                                         2,153,000                       (234,000)
   Distributions received from
    Cooper Village Partners                                            218,000                        172,000
                                                                   -----------                    -----------
Net cash provided by(used in)investing
    activities                                                       2,371,000                       (62,000)

Cash flows from financing activities:
   Distributions                                                    (3,678,000)                    (1,358,000)
                                                                   -----------                    -----------
Net cash used in financing activities                               (3,678,000)                    (1,358,000)

Net (decrease) increase in cash and
  cash equivalents                                                    (120,000)                      466,000

Cash and cash equivalents, beginning of
   period                                                              980,000                      1,085,000
                                                                   -----------                    -----------

Cash and cash equivalents, end of period                           $   860,000                    $ 1,551,000
                                                                   ===========                    ===========





The accompanying notes are an integral part of these financial statements.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


NOTES TO FINANCIAL STATEMENTS - UNAUDITED
-----------------------------------------

(1)      Accounting Policies
         -------------------

         The financial statements of Real Estate Income Partners III, Limited Partnership (the "Partnership") included herein have been prepared by the General Partner, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements include all adjustments which are of a normal recurring nature and, in the opinion of the General Partner, are necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's annual report on Form 10-K for the year ended December 31, 1995.

         Earnings Per Unit

         The Partnership Agreement does not designate investment interests in units. All investment interests are calculated on a "percent of Partnership" basis, in part to accommodate reduced rates on sales commissions for subscriptions in excess of certain specified amounts.

         A Limited Partner who was charged a reduced sales commission or no sales commission was credited with proportionately larger Invested Capital and therefore had a disproportionately greater interest in the capital and revenues of the Partnership than a Limited Partner who paid commissions at a higher rate. As a result, the Partnership has no set unit value as all accounting, investor reporting and tax information is based upon each investor's relative percentage of Invested Capital. Accordingly, earnings or loss per unit is not presented in the accompanying financial statements.

         Carrying Value of Real Estate

         In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," ("FAS 121"). This Statement requires that if the General Partner believes factors are present that may indicate long-lived assets are impaired, the undiscounted cash flows, before debt service, related to the assets should be estimated. If these estimated cash flows are less than the carrying value of the asset, then impairment is deemed to exist. If impairment exists, the asset should be written down to the estimated fair value.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


NOTES TO FINANCIAL STATEMENTS - UNAUDITED (Cont'd.)
-----------------------------------------

(1)      Accounting Policies (Cont'd.)
         -------------------

         Carrying Value of Real Estate (Cont'd.)

         Further, assets held for sale, including any unrecoverable accrued rent receivable or capitalized leasing commissions, should be carried at the lower of carrying value or fair value less estimated selling costs. Any adjustment to carrying value is recorded as a valuation allowance against property held for sale. Each reporting period, the General Partner will review its estimates of fair value, which may be decreased or increased up to the original carrying value. Finally, assets held for sale are no longer depreciated. The General Partner adopted FAS 121 at December 31, 1995 and the adoption did not have a material impact on the Partnership's operations or financial position, as prior to December 31, 1995, the Partnership had not had any properties held for sale.

         As noted above, as of December 31, 1995, the General Partner decided to account for the Partnership's properties as assets held for sale, assuming an average 12 month holding period, instead of for investment. Accordingly, the General Partner compared the carrying value of each property to its appraised value as of January 1, 1996. If the carrying value of the property and certain related assets was greater than its appraised value, less selling costs, the General Partner reduced the carrying value of the property by the difference. Using this methodology, as of December 31, 1995, the General Partner determined that Creek Edge Business Center, Flaircentre and NorthTech had carrying values greater than their appraised values, and therefore reduced those carrying values by $50,000, $600,000 and $350,000 to $3,802,000, $2,155,000 and $13,934,000, respectively.

         For the three and nine months ended September 30, 1996, the Partnership spent approximately $416,000 and $610,000, respectively, related to tenant/building improvements and leasing commissions at Creek Edge Business Center. Because these expenditures exceeded the estimate of fair value of that property as of December 31, 1995, the General Partner adjusted the carrying value of the Partnership's portfolio by $610,000 for the nine months ended September 30, 1996.

(2)      Transactions with Affiliates
         ----------------------------

         The Partnership has no employees and, accordingly, the General Partner and its affiliates perform services on behalf of the Partnership in connection with administering the affairs of the Partnership. The General Partner and affiliates are reimbursed for their general and administrative costs actually incurred and associated with services performed on behalf of the Partnership. For the three months ended September 30, 1996 and 1995, the Partnership incurred approximately $39,000 and $39,000, respectively, of such expenses. For the nine months ended September 30, 1996 and 1995, such payments were $106,000 and $122,000 respectively.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


NOTES TO FINANCIAL STATEMENTS - UNAUDITED (Cont'd.)
-----------------------------------------

(2)      Transactions with Affiliates Cont'd.
         ----------------------------

         An affiliate of the General Partner provides property management services with respect to the Partnership's properties and receives a fee for such services not to exceed 6% of the gross receipts from the properties under management provided leasing services are performed, otherwise not to exceed 3%. Such fees amounted to approximately $47,000 and $49,000, respectively, for the three months ended September 30, 1996 and 1995, respectively, and $140,000 and $142,000 for the nine months ended September 30, 1996 and 1995, respectively. In addition, an affiliate of the General Partner received $10,000 and $26,000 for the three months ended September 30, 1996 and 1995, respectively, as reimbursement of costs of on-site property management personnel and other reimbursable costs. For the nine months ended September 30, 1996 and 1995, such payments were $43,000 and $78,000, respectively.

         As previously reported, on June 24, 1993, the Partnership completed its solicitation of written consent from its Limited Partners. A majority in interest of the Partnership's Limited Partners approved each of the proposals contained in the Information Statement dated May 5, 1993. Those proposals have been implemented by the Partnership as contemplated by the Information Statement as amendments to the Partnership Agreement, and are reflected in these financial statements as such.

         The Amended Partnership Agreement provides for the Partnership's payment to the General Partner of an annual asset management fee equal to .75% of the aggregate appraised value of the Partnership's properties as determined by independent appraisal undertaken in January of each year. Such fees amounted to $54,000 and $60,000 for the three months ended September 30, 1996 and 1995, respecively, and for the nine months ended September 30, 1996 and 1995, $170,000 and $180,000, respectively. In addition, the Amended Partnership Agreement provides for payment to the General Partner of a leasing fee for services rendered in connection with leasing space in a Partnership property after the expiration or termination of leases. Fees for leasing services for the three months ended September 30, 1996 and 1995 amounted to $17,000 and $0, respectively. For the nine months ended September 30, 1996 and 1995, such fees amounted to $43,000 and $23,000, respectively.

         In addition to the aforementioned, the General Partner was also paid $13,000 and $15,000 related to the Partnership's portion (42%) of asset management fees, property management fees, leasing fees and reimbursement of on-site personnel and other reimbursable expenses for Cooper Village Partners for the three months ended September 30, 1996 and 1995, respectively. For the nine months ended September 30, 1996 and 1995, such cost were $44,000 and $45,000 respectively.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


NOTES TO FINANCIAL STATEMENTS - UNAUDITED (Cont'd.)
-----------------------------------------

(3)      Loss on Disposition of Assets
         -----------------------------

         On June 4, 1996, the Partnership sold Flaircentre, an office complex composed of 11 one-story buildings in El Monte, California to an unaffiliated third party. The sales price was $2,300,000 and the net proceeds of the sale amounted to approximately $2,153,000. In December 1995, the General Partner had adjusted the carrying value of the property in accordance with the guidelines of FAS 121, which resulted in a write-down of $600,000 and an adjusted carrying value of $2,155,000. The resulting loss on sale, after taking into consideration all costs of the disposition, amounted to $13,000 as reflected on the Statement of Operations. The General Partner was not paid a commission or disposition fee as part of this transaction.

(4)      Commitments and Contingencies
         -----------------------------

         The Partnership is not a party to any pending legal proceedings other than ordinary routine litigation incidental to its business. It is the General Partner's belief that the outcome of these proceedings will not be material to the business or financial condition of the Partnership.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         Liquidity and Capital Resources
         -------------------------------

         Since completion of its acquisition program in December 1988, the Partnership has been engaged primarily in the operation of its properties. The Partnership's objective has been to hold its properties as long-term investments, although properties may be sold at any time depending upon the General Partner's judgment of the anticipated remaining economic benefits of continued ownership. Working capital is and will be provided principally from the operation of the Partnership's properties. The Partnership may incur mortgage indebtedness relating to such properties by borrowing funds primarily to fund capital improvements or to obtain sale or financing proceeds for distribution to the Partners.

         Certain of the Partnership's properties are not fully leased. The Partnership is actively marketing the vacant space in these properties, subject to the competitive environment in each of the market areas. To the extent the Partnership is not successful in maintaining or increasing occupancy levels at these properties, the Partnership's future cash flow and distributions may be reduced.

         Quarterly distributions through September 30, 1996 represent cash flow generated from operations of the Partnership's properties and interest earned on the Partnership's working capital, net of capital reserve requirements. In June 1996, the Partnership made a special distribution

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP



ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

         Liquidity and Capital Resources (Cont'd.)
         -------------------------------

         of substantially all of the net proceeds from the sale of Flaircentre. Future cash distributions will be made principally to the extent of: cash flow attributable to operations; sales of the Partnership's properties; and, interest earned on the investment of capital reserves, net of future capital improvements to the Partnership's properties and an allowance for future capital reserves.

         In accordance with the terms of the Partnership Agreement, each year the Partnership secures an independent appraisal of each of the Partnership's properties as of January 1. Prior to the January 1, 1995 appraisals, the independent appraiser had estimated each property's "Investment Value," utilizing a seven to ten-year cash flow model to estimate value based upon an income approach.

         The Amendment to the Partnership Agreement consented to by the Limited Partners in June 1993 mandated, among other things, that the General Partner seek a vote of (and provide an analysis and recommendation to) the Limited Partners no later than December 31, 1996 regarding the prompt liquidation of the Partnership in the event that properties with (then) current appraised values constituting at least one-half of the total (then) current appraised values of all of the Partnership's properties are not sold or under contract for sale by the end of 1996.

         Given that mandate, the General Partner requested that the appraiser provide an assessment of value that reflects a shorter investment holding term. Although the General Partner does not currently have a specific liquidation plan for the Partnership's properties, it requested that the appraiser assume that the entire portfolio would be sold over four years, in connection with the January 1995 appraisals and over three years in connection with the January 1996 appraisals.

         Using the shorter-term investment methodology that is consistent with the mandate of the 1993 Amendment to the Partnership Agreement, the appraiser estimated the value of the Partnership's properties at January 1, 1996 to be approximately $33,857,000, or $5,329 per $10,000 original investor subscription.

         Over the past year, the General Partner has examined several alternative methods to achieve the Partnership's goal of selling properties and liquidating the Partnership at the earliest practicable time consistent with achieving reasonable value for the Limited Partners' investment. As explained in the Partnership's May 5, 1993 Information Statement, "achieving reasonable value" has meant for the Partnership to balance receiving higher sales prices per property than their 1993 values while at the same time not waiting forever to sell at a theoretical "top of the market." Alternatives under consideration by the General Partner may include a property-by-property liquidation or selling all of the

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP



ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

         Liquidity and Capital Resources (Cont'd.)
         -------------------------------

         properties as a single portfolio. The General Partner has had preliminary discussions regarding disposition, in whole or in part, of the Partnership's properties with various potential purchasers of some or all of the Partnership's portfolio.

         In connection with its consideration of these alternatives, the General Partner has decided to treat its properties as held for sale instead of for investment for financial statement purposes. In accordance with Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," the carrying value of these properties was evaluated to ensure that each property was carried on the Partnership's Balance Sheet at the lower of cost or fair value less estimated selling costs. The General Partner estimated fair value for this purpose based on appraisals performed as of January 1, 1996. However, fair value can only be determined based upon sales to third parties, and sales proceeds could differ substantially.

         Based upon the General Partner's survey of the current marketplace, the General Partner believes, in fact, that in the relatively short term the Partnership's properties could generate sales prices that, in the aggregate, could be materially less than their aggregate appraised values based upon an "Investment Value" appraisal model. The amount of the possible variance between the aggregate appraised values and potential sales prices cannot be reliably estimated at this time, because of the numerous variables that could affect the sales prices, including but not limited to the time frame in which the properties must be sold, method of sale (property-by-property or single transaction), prevailing capitalization rates at which comparable properties are being sold at the time of the Partnership's sales, constantly changing local market conditions and the state of leasing negotiations and capital expenditures for the properties at the time of sale.

         On June 4, 1996, the Partnership sold Flaircentre, a complex composed of 11, one-story office buildings located on 3.7 acres of land in El Monte, California, to The Evangelical Formosan Church, a California corporation. The sale price was $2,300,000. Net proceeds of the sale to the Partnership, after payment of commissions and closing costs, were approximately $2,153,000. The General Partner was not paid a commission or disposition fee as part of this transaction.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

         Results of Operations for the Three Months Ended September 30, 1996
         -------------------------------------------------------------------
         Compared With the Three Months Ended September 30, 1995 and for the
         -------------------------------------------------------------------
         Nine Months Ended September 30, 1996 Compared With the Nine Months
         ------------------------------------------------------------------
         Ended September 30, 1995.
         -------------------------

         The decreases in revenue for the three and nine months ended September 30, 1996, as compared to the corresponding periods in 1995, were primarily attributable to the loss of rental revenue associated with the sale of Flaircentre on June 4, 1996. The aforementioned decreases were partially offset by increased revenue at NorthTech ($72,000), which resulted from the commencement of International Data Product's lease effective March 1, 1996.

         Interest income resulted from the temporary investment of Partnership working capital. The decreases for the three and nine months ended September 30, 1996, as compared to the corresponding periods in 1995, were attributable to the decreases in the average level of working capital available for investment during 1996.

         On June 4, 1996, the Partnership sold Flaircentre, a complex composed of 11, one-story office buildings located on 3.7 acres of land in El Monte, California, to The Evangelical Formosan Church, a California corporation. The sale price was $2,300,000. Net proceeds of the sale to the Partnership, after payment of commissions and closing costs, were approximately $2,153,000. The General Partner was not paid a commission or disposition fee as part of this transaction.

         The decrease in operating expenses for the nine months ended September 30, 1996, as compared to the corresponding period in 1995, was primarily attributable to the sale of Flaircentre in June 1996.

         The increase in real estate taxes for the three months ended September 30, 1996, as compared to the same period in 1995, was primarily attributable to a $40,000 refund which was the result of a successful tax appeal during the third quarter of 1995. That refund was accounted for as a reduction of 1995 real estate tax expenses.

         The decrease in real estate taxes for the nine months ended September 30, 1996, as compared to the corresponding period in 1995, was primarily attributable to the decrease in real estate taxes at Flaircentre that resulted from the sale of the property in June 1996. In addition, at NorthTech, a successful real estate tax appeal resulted in a $44,000 refund during the second quarter of 1996, which was offset against the quarter's aggregate real estate tax expenses.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (Cont'd.)

         Results of Operations for the Three Months Ended September 30, 1996
         -------------------------------------------------------------------
         Compared With the Three Months Ended September 30, 1995 and the Nine
         --------------------------------------------------------------------
         Months Ended September 30, 1996 Compared With the Nine Months Ended
         -------------------------------------------------------------------
         September 30, 1995. (Cont'd.)
         -------------------

         The decreases in depreciation and amortization expenses for the three and nine months ended September 30, 1996, as compared to the corresponding periods in 1995, were attributable to the adoption of Statement of Financial Accounting Standards, No. 121, "Accounting for the Impairment of Long-Lived Assets or Long-Lived Assets to Be Disposed Of," pursuant to which "assets held for sale" are no longer depreciated.

         For the nine months ended September 30, 1996, the carrying value of the Partnership's portfolio was reduced by $610,000, which is representative of the amount spent on tenant improvements, leasing commissions and other related assets at Creek Edge Business Center.

         The increases in equity in earnings of Cooper Village Partners for the three and nine months ended September 30, 1996, as compared to the corresponding periods in 1995, were primarily attributable to the Partnership's portion (42%) of depreciation expenses incurred during 1995, of $25,000 and $77,000, respectively. As previously discussed, the Partnership no longer depreciates its assets due to the adoption of Financial Accounting Standard No. 121. In addition, during the nine months ended September 30, 1996, a lease termination settlement in the amount of $127,000 was collected from The Boston Stores which was taken into income at the end of the first quarter.

         General and administrative expenses for the nine months ended September 30, 1996 and 1995, included charges of $319,000 and $326,000, respectively, from the General Partner and its affiliates for services rendered in connection with administering the affairs of the Partnership and operating the Partnership's properties. Also included in general and administrative expenses for the nine months ended September 30, 1996 and 1995, are direct charges of $251,000 and $232,000, respectively, relating to audit fees, tax preparation fees, legal and professional fees, insurance expenses, costs incurred in providing information to the Limited Partners and other miscellaneous costs.

         The increases in general and administrative expenses for the three and nine month periods ended September 30, 1996, as compared to the corresponding periods in 1995, were primarily attributable to the increases in leasing fees and professional services in 1996.

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


                          PART II.  OTHER INFORMATION
                          ---------------------------

ITEM 1.  LEGAL PROCEEDINGS
         -----------------

         So far as is known to the General Partner, neither the Partnership nor its properties are subject to any material pending legal proceedings.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K
         --------------------------------

         a)      Exhibits:

                 27 - Financial Data Schedule

         b)      Reports on Form 8-K:

                 None filed in quarter ended September 30, 1996

                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP


                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




REAL ESTATE INCOME PARTNERS III,
LIMITED PARTNERSHIP


By: BIRTCHER/LIQUIDITY         By: BIRTCHER INVESTORS,
    PROPERTIES                     a California limited partnership
         (General Partner)
                                   By: BIRTCHER INVESTMENTS,
                                       a California general partnership,
                                       General Partner of Birtcher Investors

                                       By: BIRTCHER LIMITED,
                                           a California limited partnership,
                                           General Partner of Birtcher
                                           Investments

                                           By: BREICORP,
                                               a California corporation,
                                               formerly known as Birtcher
                                               Real Estate Inc., General
                                               Partner of Birtcher Limited

Date:    November 12, 1996                     By: /s/ Robert M. Anderson
                                                   -------------------------
                                                   Robert M. Anderson
                                                   Executive Director
                                                   BREICORP

                               By: LF Special Fund I, L.P.,
                                   a California limited partnership

                                   By: Liquidity Fund Asset Management, Inc.,
                                       a California corporation, General
                                       Partner of LF Special Fund I, L.P.

Date:    November 12, 1996             By: /s/ Brent R. Donaldson
                                           ----------------------------------
                                           Brent R. Donaldson
                                           President
                                           Liquidity Fund Asset Management,
                                           Inc.

--------------------------------------------------------------------------------

CONSENT                                                                  CONSENT

              REAL ESTATE INCOME PARTNERS III, LIMITED PARTNERSHIP

THIS CONSENT IS SOLICITED BY AND ON BEHALF OF THE PARTNERSHIP. THE GENERAL PARTNER RECOMMENDS A VOTE "FOR" THE PROPOSAL.

THIS CONSENT WILL BE RECORDED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF NO INSTRUCTIONS ARE INDICATED, BY YOUR SIGNATURE BELOW YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL AS RECOMMENDED BY THE GENERAL PARTNER.

A consent to a Proposal also will constitute your consent to all actions necessary to consummate all transactions with respect to the Proposal contemplated by the Information Statement.

PLEASE MARK THE APPROPRIATE BOX:

     With the General Partner's recommendation to dissolve the Partnership and seek to sell and liquidate the remaining Partnership properties and wind up the Partnership at the earliest practical time consistent with achieving reasonable value for the Limited Partners' investment, I vote:

          / /  FOR      or      / /  AGAINST        or       / /  ABSTAIN

--------------------------------------------------------------------------------

The undersigned acknowledges receipt of the Information Statement dated _________, 199_ pertaining to the Proposal.

                                        Dated: __________________________, 1997

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature (if held jointly)

                                        ________________________________________
                                        Title

                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. WHEN INTERESTS ARE HELD BY JOINT
                                        TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                        AS AN ATTORNEY, AS EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE FULL TITLE AS SUCH. IF A
                                        CORPORATION, PLEASE SIGN IN NAME BY
                                        PRESIDENT OR OTHER AUTHORIZED OFFICER.
                                        IF A PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED PERSON.


PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE TO: THE HERMAN GROUP, INC., 2121 SAN JACINTO STREET, 26TH FLOOR, DALLAS, TEXAS 75201. IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE INVESTOR
RELATIONS DEPARTMENT AT (800)         OR (214) 999-9393.

                         BIRTCHER/LIQUIDITY PROPERTIES
                               27611 LA PAZ ROAD
                        LAGUNA NIGUEL, CALIFORNIA 92656


                           TO THE LIMITED PARTNERS OF
                        REAL ESTATE INCOME PARTNERS III
                              (THE "PARTNERSHIP")

                                                                         , 1997
                                                              -----------


Dear Limited Partner:

        We are very pleased to present the enclosed Information Statement to the limited partners of the Partnership. This Information Statement is, in many ways, a follow-up to the 1993 Solicitation, in which the Partnership sought and received the limited partners' consent to a comprehensive proposal to prepare the Partnership's properties for sale. Pursuant to that proposal the Partnership began the liquidation process.

        Now, the Partnership is seeking the consent of the limited partners to dissolve the Partnership and sell and liquidate all of its remaining properties. The proposal to dissolve the Partnership is discussed in more detail in the Information Statement under "Summary of Proposal" and "Description of Proposal."

        Accompanying the Information Statement is the Partnerships' most recent Form 10-Q for the quarter ended September 30, 1996.

        We urge you to read the enclosed document carefully and to return your signed consent as quickly as possible to The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201. For your convenience a postage-paid return envelope has been included. If you have any questions about the enclosed material, please call The Herman Group, Inc. at 1 (800) 657-8814.

                                        Very truly yours,

                                        BIRTCHER/LIQUIDITY PROPERTIES


                                        By:
                                            ----------------------------

                                        By:
                                            ----------------------------

                             YOUR VOTE IS IMPORTANT

        Please sign and date the enclosed Consent Card and return it immediately so that your vote can be countered.